UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-05723

Name of Fund: BlackRock Global Emerging Markets Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
Global Emerging Markets Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2011

Date of reporting period: 04/30/2011

Item 1 – Report to Stockholders

April 30, 2011

Semi-Annual Report (Unaudited)

BlackRock Global Emerging Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

BlackRock International Fund of BlackRock Series, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 SEMI-ANNUAL REPORT APRIL 30, 2011

Dear Shareholder

Time and again, we have seen how various global events and developing trends can have significant influence on financial markets. I hope you find that the following review of recent market conditions provides additional perspective on the performance of your investments as you read this shareholder report.

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crisis in Europe and high inflation in developing markets that troubled the global economy in 2010 remain challenges today, overall investor confidence has improved considerably. During the first four months of 2011, that confidence was shaken by political turmoil in the Middle East/North Africa region, soaring prices of oil and other commodities, tremendous natural disasters in Japan and a change in the ratings outlook for US debt. However, strong corporate earnings prevailed and financial markets resumed their course while the global economy continued to garner strength.

Equity markets experienced uneven growth and high volatility in 2010, but ended the year with gains. Following a strong start to 2011, the series of confi-
dence-shaking events brought spurts of heightened volatility to markets worldwide, but was not enough to derail the bull market. Overall, global equities posted strong returns over the past 12 months. Emerging market equities, which had outperformed developed markets earlier in the period, fell prey to heightened inflationary pressures and underperformed developed markets later in the period. In the United States, strong corporate earnings and positive signals from the labor market were sources of encouragement for equity investors, although the housing market did not budge from its slump. Early in
2011, the US Federal Reserve announced that it would continue its Treasury purchase program (“QE2”) through to completion and keep interest rates low for an extended period. This compelled investors to continue buying riskier assets, furthering the trend of small cap stocks outperforming large caps.

While fixed income markets saw yields trend lower (pushing bond prices higher) through most of 2010, the abrupt reversal in investor sentiment and risk tolerance in the fourth quarter drove yields sharply upward. Global credit markets were surprisingly resilient in the face of recent headwinds and yields regained relative stability as the period came to a close. Yield curves globally remained steep by historical standards and higher-risk sectors continued
to outperform higher-quality assets. The tax-exempt municipal market enjoyed a powerful rally during the period of low yields in 2010, but when that trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would not be extended. Meanwhile, municipal finance troubles raised credit concerns among investors and tax-exempt mutual funds experienced heavy outflows, resulting in wider spreads and falling prices. The new year brought relief from these headwinds and a steady rebound in the tax-exempt municipal market.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Risk Assets Rallied on Growing Investor Confidence: Total Returns as of April 30, 2011	6-month	12-month
US large cap equities (S&P 500® Index)	16.36%	17.22%
US small cap equities (Russell 2000® Index)	23.73	22.20
International equities (MSCI Europe, Australasia, Far East Index)	12.71	19.18
Emerging market equities (MSCI Emerging Markets Index)	9.74	20.67
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.09	0.17
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.85)	6.37
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	0.02	5.36
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(1.68)	2.20
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.18	13.32
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm that delivers consistent long-term investment results with fewer surprises. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT 3

Fund Summary as of April 30, 2011 BlackRock Global Emerging Markets Fund, Inc.

Investment Objective

BlackRock Global Emerging Markets Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing in securities, prin-
cipally equity securities, of issuers in countries having smaller capital markets.

Portfolio Management Commentary

How did the Fund perform?

• The Fund generated positive results for the six-month period ended April
30, 2011, but underperformed its benchmark, the MSCI Emerging
Markets Index.

What factors influenced performance?

• The most notable detractors from the Fund’s performance relative to its benchmark included its investment in Indian engineering company, Larsen &
Toubro, which performed poorly due to delays on its strategically important projects. Shares of Indian real estate developer Unitech Ltd. also fell on con-
cerns regarding a federal investigation into the process for granting telecom licenses. Stock selection in Brazil also detracted from performance. In par-
ticular, shares of real estate company Cyrela Brazil Realty SA fell after man-
agement reported that cost pressures were affecting the company’s margins.
Shares of Brazilian bank Itau Unibanco Holdings SA also suffered as investors reacted to interest rate hikes.

• Driving the Fund’s positive performance were holdings in Korean petrochem-
ical and rechargeable battery manufacturer LG Chem Ltd., which appreci-
ated as the market recognized the strength of its underlying businesses.
Russian energy company OAO Gazprom delivered strong returns after spot
European gas prices converged with long-term contracts, increasing the probability that Gazprom’s pricing model would be preserved. Chinese advertising company Focus Media Holding Ltd. performed well after the company announced revenue growth and Macau-based casino operator
Melco Crown Entertainment Ltd. posted gains on optimistic revenue growth estimates for the company’s gaming operations in Macau.

Describe recent portfolio activity.

• During the six-month period, we made a new investment in Russian bank
Sberbank, which we expect to benefit from a decline in non-performing loans and stronger loan growth in 2011. Against this purchase, we took profits on Peruvian bank Credicorp Ltd., Indonesian bank Bank Rakyat
Indonesia Tbk PT and Turkish bank Yapi Ve Kredi Bankasi and sold Korean bank Shinhan Financial Group Co., Ltd., which resulted in a reduction in the Fund’s overall banking exposure.

• We also made a new investment in Korean petrochemical and rechargeable battery manufacturer LG Chem Ltd. after its stock price fell. We found the stock’s valuation attractive as we believe there is further upside to its battery business.

• We added to existing positions in Brazil, particularly the miner Vale SA and toll road operator Cia de Concessoes Rodoviarias. Subsequently, the team took some profits on Cia de Consessoes Rodoviarias after the stock per-
formed strongly. The management team added to Thai coal miner Banpu
PCL and Mexican bank Grupo Financiero Banorte, SA de CV, which is well-placed for the economic recovery and credit growth in Mexico.

• Sales during the period included holdings in Chinese telecommunications operator China Mobile Ltd. due to concerns over its position in the 3G tele-
coms technology market versus its competitors. We reduced the Fund’s posi-
tions in Taiwanese electronics manufacturer HON HAI Precision Industry Co.,
Ltd. and Mexican brewer Fomento Economico Mexicano, SA de CV. We also sold the Fund’s shares of Russian steel producer Evraz Group SA on price strength.

Describe Fund positioning at period end.

• At period end, the Fund was overweight relative to the MSCI Emerging
Markets Index in the industrials and consumer-related sectors and under-
weight in financials and materials. From a geographic perspective, the Fund was overweight in Mexico and underweight in China and Malaysia. As of period end, the Fund’s largest deviation from the benchmark is the under-
weight in China, where we are concerned about slowing economic growth.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Long-Term
Ten Largest Holdings	Investments
Itau Unibanco Holdings SA — ADR	5%
Vale SA, Preference 'A' Shares — ADR	5
Samsung Electronics Co., Ltd.	4
Sberbank	3
OAO Gazprom — ADR	3
America Movil, SA de CV — ADR	3
CNOOC Ltd.	3
MTN Group Ltd.	2
Bank Pekao SA	2
Cia de Bebidas das Americas, Preference Shares — ADR	2

Percent of
Long-Term
Geographic Allocation	Investments
Brazil	17%
South Korea	13
India	10
China	10
South Africa	8
Russia	8
Taiwan	7
Mexico	7
Thailand	3
Poland	2
Chile	2
Hong Kong	2
Panama	2
Other[1]	9

1 Other includes 1% holding or less in each of the following countries: Qatar, Turkey,
Singapore, Indonesia, Saudi Arabia, Norway, Peru, Hungary and Kazakhstan.

4 SEMI-ANNUAL REPORT APRIL 30, 2011

BlackRock Global Emerging Markets Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
2 The Fund invests in equity securities of issuers in countries with developing capital markets.
3 This free float-adjusted market capitalization weighted index is designed to measure equity market performance of emerging markets.

Performance Summary for the Period Ended April 30, 2011

				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	7.03%	18.41%	N/A	7.86%	N/A	14.65%	N/A
Investor A	6.81	18.01	11.81%	7.53	6.37%	14.33	13.72%
Investor B	6.44	17.09	12.59	6.65	6.42	13.60	13.60
Investor C	6.42	17.09	16.09	6.67	6.67	13.42	13.42
MSCI Emerging Markets Index	9.74	20.67	N/A	9.85	N/A	16.58	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.

Expense Example

		Actual			Hypothetical[6]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	November 1, 2010	April 30, 2011	During the Period[5]	November 1, 2010	April 30, 2011	During the Period[5]	Expense Ratio
Institutional	$1,000.00	$1,070.30	$ 6.57	$1,000.00	$1,018.45	$ 6.41	1.28%
Investor A	$1,000.00	$1,068.10	$ 8.15	$1,000.00	$1,016.92	$ 7.95	1.59%
Investor B	$1,000.00	$1,064.40	$12.52	$1,000.00	$1,012.70	$12.18	2.44%
Investor C	$1,000.00	$1,064.20	$12.33	$1,000.00	$1,012.85	$12.03	2.41%

5 For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
6 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT APRIL 30, 2011 5

Fund Summary as of April 30, 2011 BlackRock Latin America Fund, Inc.

Investment Objective

BlackRock Latin America Fund Inc.’s (the “Fund”) investment objective is to provide long-term capital appreciation by investing primarily in equity and debt securities of issuers in Latin American countries.

Portfolio Management Commentary

How did the Fund perform?

• The Fund underperformed its benchmark, the MSCI Emerging Markets Latin
America Index, for the six-month period ended April 30, 2011.

What factors influenced performance?

• Underperformance relative to the benchmark stemmed primarily from stock selection in Brazil and Mexico as well as an overweight position and stock selection in Peru. The largest individual detractors from perform-
ance for the period were Brazilian homebuilder Cyrela Brazil Realty SA and oil and gas names OGX Petroleo e Gas Participacoes SA and Petroleo
Brasilerro SA.

• Contributing to performance was an underweight in Colombia and an over-
weight in Panama. The largest individual contributors were stocks including
Brazilian beverage company Cia de Bebidas das Americas, automobile parts manufacturer Autometal SA and education institution Anhanguera
Educacional Participacoes SA.

Describe recent portfolio activity.

• During the six-month period, we increased the Fund’s exposure to Brazil by adding to existing holdings and participating in two initial public offerings in the consumer discretionary sector. We also increased exposure to Brazilian utilities and industrials stocks and added to the Fund’s position in Vale SA following completion of its CEO transition. We increased exposure to oil and gas via Petroleo de Brasileiro SA and QGEP Participacoes SA and reduced exposure to the nation’s homebuilders. Due to concerns about the competi-
tive environment, we exited the Fund’s positions in Brazilian wireless telecommunication services names.

• Elsewhere, we reduced exposure to Peru given the results of the nation’s first round of presidential elections and we continue to monitor that situation as the second round approaches in early June 2011. In Chile, we rotated out of consumer-related holdings, exited airlines and added to utilities, telecom-
munication services and banks. In Mexico, we added to existing holdings in financials, consumer-related stocks and industrials with proceeds from sales in the metals & mining and beverages space.

Describe Fund positioning at period end.

• At period end, the Fund continues to be positioned with a large overweight in Brazil and underweight in almost every other market in the region. In
Brazil, we remain focused on sectors that tend to be more domestic, partic-
ularly banks, retailers, homebuilders and industrials. Mexico remains an underweight given our concerns regarding the sustainability of the recovery in the United States and the impact of softening US macroeconomic data on Mexico. Chile remains expensive from a valuation perspective and there-
fore an underweight. We are keeping a close eye on Peru as the second round of presidential elections nears in early June.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Long-Term
Ten Largest Holdings	Investments
Vale SA, Preference 'A' Shares — ADR	11%
Petroleo Brasileiro SA — ADR	10
Itau Unibanco Holdings SA — ADR	10
America Movil, SA de CV — ADR	8
Cia de Bebidas das Americas, Preference Shares — ADR	5
Banco Bradesco SA — ADR	4
OGX Petroleo e Gas Participacoes SA	3
Fomento Economico Mexicano, SA de CV — ADR	2
Grupo Televisa, SA — ADR	2
PDG Realty SA Empreendimentos e Participacoes	2

Percent of
Long-Term
Geographic Allocation	Investments
Brazil	74%
Mexico	17
Chile	3
Peru	3
Colombia	1
Panama	1
Argentina	1

6 SEMI-ANNUAL REPORT APRIL 30, 2011

BlackRock Latin America Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in Latin America equity and debt securities.
3 This unmanaged broad based market capitalization-weighted index by MSCI, Inc. is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Argentina, Brazil, Chile and Mexico, that are freely purchasable by foreign investors.

Performance Summary for the Period Ended April 30, 2011

				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	2.04%	18.22%	N/A	14.78%	N/A	21.76%	N/A
Investor A	1.89	17.89	11.70%	14.47	13.24%	21.45	20.79%
Investor B	1.47	16.92	12.42	13.51	13.26	20.66	20.66
Investor C	1.48	16.94	15.94	13.56	13.56	20.48	20.48
MSCI Emerging Markets Latin America Index	4.10	14.77	N/A	14.70	N/A	20.87	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.

Expense Example

		Actual			Hypothetical[6]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	November 1, 2010	April 30, 2011	During the Period[5]	November 1, 2010	April 30, 2011	During the Period[5]	Expense Ratio
Institutional	$1,000.00	$1,020.40	$ 6.01	$1,000.00	$1,018.85	$ 6.01	1.20%
Investor A	$1,000.00	$1,018.90	$ 7.46	$1,000.00	$1,017.41	$ 7.45	1.49%
Investor B	$1,000.00	$1,014.70	$11.64	$1,000.00	$1,013.25	$11.63	2.33%
Investor C	$1,000.00	$1,014.80	$11.34	$1,000.00	$1,013.54	$11.33	2.27%

5 For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
6 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT APRIL 30, 2011 7

Fund Summary as of April 30, 2011 BlackRock International Fund of BlackRock Series, Inc.

Investment Objective

BlackRock International Fund’s (the “Fund”) of BlackRock Series, Inc. (the “Corporation”) investment objective is to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the US.

Portfolio Management Commentary

How did the Fund perform?

• For the six-month period ended April 30, 2011, the Fund, through its investment in BlackRock Master International Portfolio (the “Portfolio”),
outperformed its benchmark, the MSCI All Country World Index ex-US.

What factors influenced performance?

• Positive stock selection across various sectors was the primary driver of the
Portfolio’s outperformance for the period. Early in 2011, the Portfolio’s hold-
ings in Focus Media Holding Ltd. rose on analyst upgrades citing its unap-
preciated operating leverage. Shares in the world’s third-largest brewer
Heineken NV rose after increasing the third phase of its existing share buy-
back program. Two cyclical Japanese stocks enjoyed strong performance during the period as the economic recovery gathered pace. Nitto Denko
Corp., the maker of optical film for LCD panels, issued a double-digit increase in its net income estimate for 2011. Power tools manufacturer
Makita Corp. performed well in advance of its quarterly results, as the com-
pany expected limited impact from the earthquake in Japan. The Portfolio also benefited from an overweight in information technology (IT) and an underweight in financials.

• In IT, Activision Blizzard, Inc. detracted from performance, as the stock price fell on heightened concerns that console-based games would lose gaming market share in the future. Elsewhere, stocks exposed to Brazil, including energy company OGX Petroleo e Gas Participacoes SA and telecommunica-
tion services company NII Holdings, Inc., suffered during the rotation away from the country and other emerging markets near the beginning of 2011.

Describe recent portfolio activity.

• Given our favorable view on the emerging market consumer, we purchased the Chinese personal products manufacturer Hengan International Group
Co. Ltd. In addition, we participated in the initial public offering of Changsha
Zoomlion Heavy Industry Science and Technology Development Co., Ltd., the
largest machinery company in China, which enjoys strong market share and attractive sales growth. We bought electrical equipment company Schneider
Electric SA in March on our belief that the company would be able to grow its margins through the cyclical recovery. We also purchased UK-listed tobacco stock Imperial Tobacco Group Plc due to its attractive valuation and growth prospects.

• We sold Taiwan Semiconductor Manufacturing Co., Ltd., the Indian bank
ICICI Bank Ltd., Lam Research Corp., UK-listed tobacco stock British
American Tobacco Plc and semiconductor company ASML Holding NV following strong performance in those names.

Describe Portfolio positioning at period end.

• As of period end, global equities remained in a bull market due to a gener-
ally positive outlook for economic growth across the world. However, it is our view that high growth rates in emerging markets may be counteracted by slower growth in the highly indebted developed markets. With the long-run risk to inflation increasing as commodity prices have surged, the value of inflation protection is likely to rise. We continue to see money flowing from low-yielding fixed income to higher-yielding equities, while valuations of the latter continue to be reasonable. Our focus remains on the resilient and growing emerging market consumer, especially in Asia and Latin America, and corporate capital expenditure, as companies are catching up on business investment following the recession.

• On March 14, 2011, the Board of Directors of the Fund approved a plan of reorganization whereby the Fund will acquire substantially all of the assets and assume certain stated liabilities of the BlackRock International
Value Fund (“International Value”) in exchange for newly issued shares of the Fund. The reorganization is subject to shareholder approval by
International Value Fund shareholders and certain other conditions.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

8 SEMI-ANNUAL REPORT APRIL 30, 2011

BlackRock International Fund of BlackRock Series, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests all of its assets in the Portfolio, a series of BlackRock Master LLC. The Portfolio invests primarily in a diversified portfolio of equity securi-
ties of companies located outside of the United States.
3 This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of
US-based companies. The index includes both developed and emerging markets.

Performance Summary for the Period Ended April 30, 2011

				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	14.70%	29.96%	N/A	3.11%	N/A	4.79%	N/A
Investor A	14.45	29.61	22.80%	2.79	1.69%	4.50	3.94%
Investor B	13.77	28.04	23.54	1.70	1.32	3.76	3.76
Investor C	14.08	28.67	27.67	2.06	2.06	3.71	3.71
MSCI All Country World Index ex-US	12.44	19.73	N/A	3.55	N/A	7.22	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.

Expense Example

		Actual			Hypothetical[6]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	November 1, 2010	April 30, 2011	During the Period[5]	November 1, 2010	April 30, 2011	During the Period[5]	Expense Ratio
Institutional	$1,000.00	$1,147.00	$ 9.26	$1,000.00	$1,016.17	$ 8.70	1.74%
Investor A	$1,000.00	$1,144.50	$11.01	$1,000.00	$1,014.54	$10.34	2.07%
Investor B	$1,000.00	$1,137.70	$17.39	$1,000.00	$1,008.53	$16.33	3.28%
Investor C	$1,000.00	$1,140.80	$14.76	$1,000.00	$1,011.01	$13.86	2.78%

5 For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
6 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT APRIL 30, 2011 9

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load) of
5.25% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Funds are only available through exchanges and dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

• Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25%. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the per-
formance data quoted. Refer to www.blackrock.com/funds to obtain per-
formance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data does not reflect this potential fee. Figures shown in the performance tables on pages
5, 7 and 9 assume reinvestment of all dividends and capital gain distribu-
tions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribu-
tion and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including
12b-1 fees and other Fund expenses. The expense examples on pages 5,
7 and 9 (which are based on a hypothetical investment of $1,000 invested on November 1, 2010 and held through April 30, 2011) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of invest-
ing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these
Funds and other funds, compare the 5% hypothetical examples with the
5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds and Portfolio may invest in various derivative financial instru-
ments, including foreign currency exchange contracts and options, as spec-
ified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, pos-
sible default of the counterparty to the transaction and illiquidity of the derivative instrument. The Funds’ and Portfolio’s ability to use a derivative instrument successfully depends on the investment advisor’s ability to pre-
dict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Funds and Portfolio to sell or pur-
chase portfolio investments at inopportune times or at distressed values, may limit the amount of appreciation the Funds and Portfolio can realize on an investment or may cause the Funds and Portfolio to hold an invest-
ment that they might otherwise sell. The Funds’ and Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial
Statements.

10 SEMI-ANNUAL REPORT APRIL 30, 2011

BlackRock Global Emerging Markets Fund, Inc.
Schedule of Investments April 30, 2011 (Unaudited)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil — 16.6%
Cia de Bebidas das Americas, Preference
Shares — ADR	187,390	$ 6,105,166
Cia de Concessoes Rodoviarias	157,075	4,877,392
Itau Unibanco Holdings SA — ADR	581,769	13,817,014
Natura Cosmeticos SA	132,035	3,705,406
OGX Petroleo e Gas Participacoes SA (a)	346,500	3,660,584
Petroleo Brasileiro SA — ADR	114,739	3,828,841
Vale SA, Preference ‘A’ Shares — ADR	434,699	12,997,500
		48,991,903
Chile — 2.2%
E.CL SA	1,086,000	2,935,938
Empresa Nacional de Telecomunicaciones SA	167,312	3,397,475
		6,333,413
China — 9.7%
Bank of China Ltd.	9,332,200	5,165,216
CNOOC Ltd.	3,056,000	7,595,920
China Rongsheng Heavy Industry Group Co., Ltd.	4,768,500	4,032,497
Focus Media Holding Ltd. — ADR (a)	99,643	3,502,452
Melco Crown Entertainment Ltd. — ADR (a)	504,422	5,417,492
PetroChina Co. Ltd.	2,080,000	3,019,327
		28,732,904
Hong Kong — 1.9%
China Merchants Holdings International Co., Ltd.	1,222,000	5,634,601
Hungary — 0.5%
Mol Magyar Olaj- es Gazipari Rt. (a)	11,298	1,579,020
India — 2.0%
Infosys Technologies Ltd. — ADR	89,400	5,827,092
Indonesia — 1.0%
Perusahaan Gas Negara Tbk PT	6,116,500	2,864,525
Kazakhstan — 0.5%
KazMunaiGas Exploration Production (a)	68,615	1,557,908
Mexico — 6.6%
America Movil, SA de CV — ADR	151,581	8,670,433
Fomento Economico Mexicano, SA de CV — ADR	49,353	3,104,304
Genomma Lab Internacional SA de CV (a)	1,329,868	3,327,067
Grupo Financiero Banorte, SA de CV ‘O’	708,891	3,540,853
Urbi Desarollos Urbanos SAB, SA de CV (a)	335,155	800,643
		19,443,300
Norway — 0.9%
DNO International ASA (a)	1,759,598	2,640,806
Panama — 1.6%
Copa Holdings SA, Class A	83,228	4,839,708
Peru — 0.6%
Cia de Minas Buenaventura SA — ADR	45,473	1,894,860
Poland — 2.2%
Bank Pekao SA	100,822	6,608,363
Russia — 7.4%
OAO Gazprom — ADR	523,642	8,933,333
Sberbank	2,725,011	9,959,915
VimpelCom Ltd. — ADR	201,600	2,937,312
		21,830,560
Singapore — 1.3%
Straits Asia Resources Ltd.	1,523,000	3,684,129

Common Stocks	Shares	Value
South Africa — 7.5%
African Bank Investments Ltd.	929,445	$ 5,425,882
Anglo American Platinum Ltd.	52,174	5,309,725
Aveng Ltd.	200,619	1,066,038
The Foschini Group Ltd.	240,244	3,316,104
MTN Group Ltd.	314,088	6,986,051
		22,103,800
South Korea — 12.9%
Celltrion, Inc.	90,044	3,089,270
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	47,200	2,022,902
Doosan Infracore Co. Ltd. (a)	195,650	5,424,781
Green Cross Corp.	6,212	806,924
Hyundai Mobis	17,896	6,002,464
Kangwon Land, Inc.	119,390	2,714,344
Korea Electric Power Corp. (a)	136,910	3,280,254
LG Chem Ltd.	5,752	2,857,695
Samsung Electronics Co., Ltd.	14,252	11,904,413
		38,103,047
Taiwan — 6.8%
Delta Electronics, Inc.	855,000	3,827,265
King Yuan Electronics Co., Ltd. (a)	3,778,000	2,126,090
Mega Financial Holding Co. Ltd.	4,330,000	3,783,063
Taiwan Semiconductor Manufacturing Co., Ltd.	2,047,000	5,294,535
Taiwan Semiconductor Manufacturing
Co., Ltd. — ADR	366,255	4,944,442
		19,975,395
Thailand — 2.6%
Banpu Pcl	123,400	3,083,967
Kasikornbank Pcl	1,086,100	4,602,735
		7,686,702
Turkey — 1.4%
Koza Altin Isletmeleri AS	254,291	3,990,186
Total Common Stocks — 86.2%		254,322,222
	Par
Participation Notes	(000)
India — 8.0%
Citigroup Global Markets Holdings, Inc.:
(United Phosphorus), due 4/05/12	USD 983	3,344,809
(Yes Bank Ltd.), due 10/24/12	483	3,316,466
Deutsche Bank AG:
(Axis Bank), due 8/17/17	139	3,990,795
(Lanco Infratech Ltd.), due 11/23/16	2,311	2,053,092
JPM (Aurobino Pharma), due 12/15/15	215	937,587
Morgan Stanley Asia Products Ltd.:
(ITC Ltd.), due 7/03/14	628	2,725,404
(Reliance Industries Ltd.), due 8/01/2014	130	2,890,406
Morgan Stanley BV (Rolta India Ltd.), due 5/26/14	439	1,373,839
UBS AG (Glenmark Pharmaceuticals Ltd.),
due 12/18/12	432	2,898,327
		23,530,725
Qatar — 1.5%
Deutsche Bank AG (Commercial Bank of Qatar Inc.),
due 5/26/17	220	4,416,405

Portfolio Abbreviations
To simplify the listings of portfolio holdings in	ADR	American Depositary Receipts	MXN	Mexican Peso
the Schedules of Investments, the names and	BRL	Brazilian Real	USD	US Dollar
descriptions of many of the securities have been
abbreviated according to the following list:
See Notes to Financial Statements.

SEMI-ANNUAL REPORT APRIL 30, 2011 11

BlackRock Global Emerging Markets Fund, Inc.
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Participation Notes	(000)	Value
Saudi Arabia — 0.9%
HSBC Bank Plc (Abdullah Al Othaim Markets),
due 9/05/11	USD 108	$ 2,827,798
Total Participation Notes — 10.4%		30,774,928
Total Long-Term Investments
(Cost — $229,801,554) — 96.6%		285,097,150
Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.10% (b)(c)	9,873,847	9,873,847
Total Short-Term Securities
(Cost — $9,873,847) — 3.4%		9,873,847
Total Investments (Cost — $239,675,401*) — 100.0%		294,970,997
Liabilities in Excess of Other Assets — 0.0%		(23,238)
Net Assets — 100.0%		$294,947,759

* The cost and unrealized appreciation (depreciation) of investments as of
April 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 245,433,033
Gross unrealized appreciation	$ 52,621,273
Gross unrealized depreciation	(3,083,309)
Net unrealized appreciation	$ 49,537,964

(a) Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held at		Shares Held at
	October 31,	Net	April 30,
Affiliate	2010	Activity	2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	2,579,161	7,294,686	9,873,847	$ 4,097

(c) Represents the current yield as of report date.

• Foreign currency exchange contracts as of April 30, 2011 were as follows:

Currency		Currency		Settlement Unrealized
Purchased		Sold		Counterparty	Date	Appreciation
USD	22,842	BRL	35,862	Brown
Brothers
				Harriman & Co.	5/03/2011	$ 46

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for iden-
tical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the
Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Brazil	$ 48,991,903	—	—	$ 48,991,903
Chile	6,333,413	—	—	6,333,413
China	8,919,944	$ 19,812,960	—	28,732,904
Hong Kong	—	5,634,601	—	5,634,601
Hungary	—	1,579,020	—	1,579,020
India	5,827,092	—	—	5,827,092
Indonesia	—	2,864,525	—	2,864,525
Kazakhstan	1,557,908	—	—	1,557,908
Mexico	19,443,300	—	—	19,443,300
Norway	—	2,640,806	—	2,640,806
Panama	4,839,708	—	—	4,839,708
Peru	1,894,860	—	—	1,894,860
Poland	—	6,608,363	—	6,608,363
Russia	21,830,560	—	—	21,830,560
Singapore	—	3,684,129	—	3,684,129
South Africa	—	22,103,800	—	22,103,800
South Korea .	—	38,103,047	—	38,103,047
Taiwan	4,944,442	15,030,953	—	19,975,395
Thailand	7,686,702	—	—	7,686,702
Turkey	—	3,990,186	—	3,990,186
Participation Notes:
India	—	—	$ 23,530,725	23,530,725
Qatar	—	—	4,416,405	4,416,405
Saudi Arabia .	—	—	2,827,798	2,827,798
Short-Term
Securities:	9,873,847	—	—	9,873,847
Total	$142,143,679	$122,052,390	$ 30,774,928	$294,970,997

See Notes to Financial Statements.

12 SEMI-ANNUAL REPORT APRIL 30, 2011

BlackRock Global Emerging Markets Fund, Inc.
Schedule of Investments (concluded)

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3		Total
Assets:
Foreign
currency
exchange
contracts	—	$ 46		—	$ 46
Total	—	$ 46		—	$ 46

1 Derivative financial instruments are foreign currency exchange contracts.
Foreign currency exchange contracts are valued at the unrealized appreciation/
depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Participation
Notes
Assets:
Balance, as of October 31, 2010	$ 46,101,686
Accrued discounts/premium	—
Net realized gain (loss)	1,316,782
Net change in unrealized appreciation/depreciation[2]	(5,759,718)
Purchases	17,416,242
Sales	(28,300,064)
Transfers in3	—
Transfers out[3]	—
Balance, as of April 30, 2011	$ 30,774,928

2 Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/
depreciation on investments still held at April 30, 2011 was $(4,982,014).
3 The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT APRIL 30, 2011 13

BlackRock Latin America Fund, Inc.
Schedule of Investments April 30, 2011 (Unaudited)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.5%
Ternium SA — ADR	162,000	$ 5,446,440
Brazil — 70.4%
AES Tiete SA	179,000	2,670,436
AES Tiete SA, Preference Shares	114,000	1,880,435
Anhanguera Educacional Participacoes SA	315,000	7,034,039
Autometal SA	631,000	7,119,406
BM&FBOVESPA SA	2,680,000	20,118,739
BR Malls Participacoes SA	495,000	5,229,405
BR Properties SA	550,000	6,502,670
Banco Bradesco SA — ADR	2,050,000	41,471,500
Banco do Brasil SA	850,000	15,614,671
Bradespar SA, Preference Shares	790,000	20,463,069
Braskem SA, Preference 'A' Shares (a)	440,000	6,362,827
Cia de Bebidas das Americas, Preference
Shares — ADR	1,575,000	51,313,500
Cia de Concessoes Rodoviarias	655,000	20,338,641
Cia Energetica de Minas Gerais — ADR	580,000	12,104,600
Cia Energetica de Minas Gerais, Preference Shares	49,500	1,007,494
Cyrela Brazil Realty SA	840,000	8,900,839
Diagnosticos da America SA	367,000	4,926,926
Hypermarcas SA	1,000,000	13,405,797
Iguatemi Empresa de Shopping Centers SA	99,000	2,565,618
Iochpe-Maxion SA	527,000	7,369,692
Itau Unibanco Holdings SA — ADR	4,300,000	102,125,000
Itau Unibanco Holdings SA — ADR (b)	500,000	11,875,000
Itausa-Investimentos Itau SA, Preference Shares	2,620,000	20,084,668
LPS Brasil Consultoria de Imoveis SA (a)	200,000	5,451,309
Localiza Rent A Car SA	617,700	10,620,891
Lojas Renner SA	26,000	963,514
Magazine Luiza SA (a)	595,400	6,055,429
Marcopolo SA, Preference Shares	625,000	2,773,010
Metalfrio Solutions SA	149,000	1,108,124
Multiplus SA	440,000	8,980,676
Natura Cosmeticos SA	475,000	13,330,314
OGX Petroleo e Gas Participacoes SA (a)	3,000,000	31,693,364
PDG Realty SA Empreendimentos e Participacoes	3,500,000	20,601,322
Petroleo Brasileiro SA — ADR	3,100,000	103,447,000
Profarma Distribuidora de Produtos
Farmaceuticos SA	342,000	3,402,174
QGEP Participacoes SA (a)	769,500	10,418,478
Rossi Residencial SA	258,000	2,399,275
T4F Entretenimento SA (a)	525,000	5,005,721
Totvs SA	270,000	5,167,620
Tractebel Energia SA	338,000	5,983,537
Vale SA, Preference 'A' Shares — ADR	3,800,000	113,620,000
Weg SA	82,100	1,020,249
		742,526,979
Chile — 3.0%
Banco Santander Chile SA — ADR (c)	157,000	14,379,630
E.CL SA	2,000,000	5,406,885
Empresa Nacional de Electricidad SA — ADR	107,000	6,032,660
Empresa Nacional de Telecomunicaciones SA	283,000	5,746,661
		31,565,836
Colombia — 1.4%
Pacific Rubiales Energy Corp.	470,000	14,281,562
Mexico — 16.9%
America Movil, SA de CV — ADR	1,490,000	85,228,000
Compartamos SAB de CV (a)	2,575,000	4,798,053
Corporacion GEO, SA de CV Series B (a)	800,000	2,360,729
Empresas ICA Sociedad Controladora, SA de CV (a)	865,000	2,134,003
Fomento Economico Mexicano, SA de CV — ADR	400,000	25,160,000
Genomma Lab Internacional SA de CV (a)	3,340,000	8,356,020
Grupo Financiero Banorte, SA de CV 'O'	1,701,900	8,500,851
Grupo Mexico, SA de CV	2,400,000	8,310,154

Common Stocks		Shares	Value
Mexico (concluded)
Grupo Televisa, SA — ADR (a)		900,000	$ 21,348,000
Wal-Mart de Mexico, SA de CV	3,870,000		12,102,470
			178,298,280
Panama — 1.1%
Copa Holdings SA, Class A		198,000	11,513,700
Peru — 2.5%
Cia de Minas Buenaventura SA — ADR		300,000	12,501,000
Credicorp Ltd.		52,000	5,019,040
Southern Copper Corp.		238,000	8,915,480
			26,435,520
Total Common Stocks — 95.8%			1,010,068,317
		Par
Corporate Bonds		(000)
Brazil — 0.3%
Hypermarcas SA:
3.00%, 10/15/15	BRL	1,648	1,140,359
11.30%, 10/15/18		1,648	1,011,958
Lupatech SA, 6.50%, 4/15/18 (d)		2,128	1,356,305
Total Corporate Bonds — 0.3%			3,508,622
Participation Notes
Brazil — 3.2%
Deutsche Bank AG (Cyrela Brazil Realty SA),
due 6/09/15	USD 325,000		3,443,115
Morgan Stanley BV:
(AES Tiete SA), due 12/20/12		55	912,934
(Cyrela Brazil Realty SA Empreendimentos e
Participacoes), due 4/15/12		400	4,345,560
(Hypermarcas SA), due 6/12/11		15	210,818
(Itausa — Investimentos Itau SA), due 4/05/12		6	45,612
(Lojas Renner SA), due 11/17/10)		400	15,351,480
(Lojas Renner SA), due 3/04/11		50	1,926,305
(Lojas Renner SA), due 7/29/11		33	1,253,370
(Natura Cosmetico SA), due 7/29/11		95	2,718,976
(Natura Cosmeticos SA), due 10/29/12		27	764,632
(OGX Petroleo e Gas Participacoes SA),
due 4/05/12		1	6,404
(Rossi Residencial SA), due 4/05/12		200	1,920,800
(Weg SA), due 1/21/13		89	1,120,510
Total Participation Notes — 3.2%			34,020,516
Rights		Shares
Brazil — 0.0%
Hypermarcas SA (Expires 10/15/15)		1,644	—
Total Rights — 0.0%			—
Total Long-Term Investments
(Cost — $677,191,306) — 99.3%			1,047,597,455
Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.10% (e)(f)	12,938,764		12,938,764

See Notes to Financial Statements.

14 SEMI-ANNUAL REPORT APRIL 30, 2011

BlackRock Latin America Fund, Inc.
Schedule of Investments (concluded)
(Percentages shown are based on Net Assets)

	Beneficial
	Interest
Short-Term Securities	(000)	Value
BlackRock Liquidity Series, LLC
Money Market Series, 0.23% (e)(f)(g)	USD 9,579	$ 9,579,000
Total Short-Term Securities
(Cost — $22,517,764) — 2.2%		22,517,764
Total Investments (Cost — $699,709,070*) — 101.5%		1,070,115,219
Liabilities in Excess of Other Assets — (1.5)%		(15,713,582)
Net Assets — 100.0%		$1,054,401,637

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 746,706,940
Gross unrealized appreciation	$ 327,440,014
Gross unrealized depreciation	(4,031,735)
Net unrealized appreciation	$ 323,408,279

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c) Security, or a portion of security, is on loan.
(d) Convertible security.
(e) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares/Beneficial		Shares/Beneficial
	Interest Held at	Net	Interest Held at
Affiliate	October 31, 2010	Activity	April 30, 2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	5,978,803	6,959,961	12,938,764	$ 5,486
BlackRock
Liquidity Series,
LLC Money
Market Series	$ 62,121,755	$(52,542,755)	$ 9,579,000	$ 47,056

(f) Represents the current yield as of report date.
(g) Security was purchased with the cash collateral from loaned securities.

• Foreign currency exchange contracts as of April 30, 2011 were as follows:

Currency	Currency		Settlement	Unrealized
Purchased	Sold	Counterparty	Date	Appreciation
USD 184,899	MXN 2,128,500	Brown
Brothers
		Harriman & Co.	5/03/11	$ 59

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the
Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$ 5,446,440	—	—	$ 5,446,440
Brazil	742,526,979	—	—	742,526,979
Chile	31,565,836	—	—	31,565,836
Colombia	14,281,562	—	—	14,281,562
Mexico	178,298,280	—	—	178,298,280
Panama	11,513,700	—	—	11,513,700
Peru	26,435,520	—	—	26,435,520
Corporate
Bonds	—	— $ 3,508,622		3,508,622
Participation
Notes	—	—	34,020,516	34,020,516
Short-Term
Securities	12,938,764 $ 9,579,000		—	22,517,764
Total	$1,023,007,081 $ 9,579,000 $37,529,138 $1,070,115,219

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency
exchange contracts —		$ 59	—	$ 59

1 Derivative financial instruments are foreign currency exchange contracts.
Foreign currency exchange contracts are valued at the unrealized appreciation/
depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Corporate	Participation
	Bonds	Notes	Total
Assets:
Balance, as of October 31, 2010	$ 1,266,510	$43,996,618	$45,263,128
Accrued discounts/premium	(1,164)	—	(1,164)
Net realized gain (loss)	—	623,754	623,754
Net change in unrealized appreciation/depreciation[2]	270,810	(4,819,061)	(4,548,251)
Purchases	1,972,466	2,943,402	4,915,868
Sales	—	(8,724,197)	(8,724,197)
Transfers in3	—	—	—
Transfers out[3]	—	—	—
Balance, as of April 30, 2011	$ 3,508,622	$34,020,516	$37,529,138

2 Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held at April 30, 2011 was $(3,739,765).
3 The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT APRIL 30, 2011 15

Statements of Assets and Liabilities
	BlackRock	BlackRock
	Global Emerging	Latin	BlackRock
	Markets	America	International
April 30, 2011 (Unaudited)	Fund, Inc.	Fund, Inc.	Fund
Assets
Investments at value — unaffiliated[1,2]	$ 285,097,150	$1,047,597,455	—
Investments at value — Master International Portfolio of BlackRock Master LLC (the "Portfolio") (cost $62,648,580)	—	—	$ 76,976,799
Investments at value — affiliated[3]	9,873,847	22,517,764	—
Unrealized appreciation on foreign currency exchange contracts	46	59	—
Foreign currency at value[4]	2,234,494	468,583	—
Investments sold receivable	1,774,199	228,701	—
Capital shares sold receivable	829,743	4,417,276	168,723
Dividends receivable	334,637	4,859,756	—
Interest receivable	—	18,439	—
Securities lending income receivable — affiliated	—	2,610	—
Prepaid expenses	26,668	33,375	29,681
Total assets	300,170,784	1,080,144,018	77,175,203
Liabilities
Collateral on securities loaned at value	—	9,579,000	—
Investments purchased payable	3,772,767	9,107,758	—
Capital shares redeemed payable	858,328	4,846,920	131,494
Investment advisory fees payable	229,828	836,621	—
Service and distribution fees payable	64,367	308,217	28,477
Deferred foreign capital gain tax payable	38,450	389,189	—
Other affiliates payable	3,596	15,375	301
Officer's and Directors' fees payable	113	385	16
Administration fees payable	—	—	14,640
Contributions payable to the Portfolio	—	—	37,229
Other accrued expenses payable	254,089	625,257	160,814
Other liabilities	1,487	33,659	—
Total liabilities	5,223,025	25,742,381	372,971
Net Assets	$ 294,947,759	$1,054,401,637	$ 76,802,232
Net Assets Consist of
Paid-in capital	$ 258,516,122	$ 773,758,923	$ 92,211,163
Distributions in excess of net investment income	(1,303,223)	(9,681,568)	(202,748)
Accumulated net realized loss	(17,588,893)	(79,804,656)	—
Net unrealized appreciation/depreciation	55,323,753	370,128,938	—
Accumulated net realized loss allocated from the Portfolio	—	—	(29,534,402)
Net unrealized appreciation/depreciation allocated from the Portfolio	—	—	14,328,219
Net Assets	$ 294,947,759	$1,054,401,637	$ 76,802,232
[1] Investments at cost — unaffiliated	$ 229,801,554	$ 677,191,306	—
[2] Securities loaned at value	—	$ 9,433,770	—
[3] Investments at cost — affiliated	$ 9,873,847	$ 22,517,764	—
[4] Foreign currency at cost	$ 2,168,942	$ 526,555	—
Net Asset Value
Institutional:
Net assets	$ 100,022,970	$ 233,427,727	$ 5,942,908
Shares outstanding, 100 million shares authorized	4,603,503	3,089,899	402,798
Net asset value	$ 21.73	$ 75.55	$ 14.75
Par value per share	$ 0.10	$ 0.10	$ 0.0001
Investor A:
Net assets	$ 150,325,729	$ 578,515,250	$ 44,805,574
Shares outstanding, 100 million shares authorized	7,157,225	7,785,255	3,091,894
Net asset value	$ 21.00	$ 74.31	$ 14.49
Par value per share	$ 0.10	$ 0.10	$ 0.0001
Investor B:
Net assets	$ 4,055,472	$ 16,819,552	$ 10,400,912
Shares outstanding, 100 million shares authorized	215,314	240,943	772,021
Net asset value	$ 18.84	$ 69.81	$ 13.47
Par value per share	$ 0.10	$ 0.10	$ 0.0001
Investor C:
Net assets	$ 40,543,588	$ 225,639,108	$ 15,652,838
Shares outstanding, 100 million shares authorized	2,217,097	3,307,791	1,143,134
Net asset value	$ 18.29	$ 68.21	$ 13.69
Par value per share	$ 0.10	$ 0.10	$ 0.0001

See Notes to Financial Statements.

16 SEMI-ANNUAL REPORT APRIL 30, 2011

Statements of Operations
	BlackRock	BlackRock
	Global Emerging	Latin	BlackRock
	Markets	America	International
Six Months Ended April 30, 2011 (Unaudited)	Fund, Inc.	Fund, Inc.	Fund
Investment Income
Dividends	$ 2,428,772	$ 14,881,239	—
Foreign taxes withheld	(198,640)	(1,731,556)	—
Interest	—	169,416	—
Dividends — affiliated	4,097	5,486	—
Securities lending — affiliated	—	47,056	—
Investment income allocated from the Portfolio:
Dividends	—	—	$ 898,293
Foreign taxes withheld	—	—	(88,670)
Dividends — affiliated	—	—	1,189
Total Expenses	—	—	(336,728)
Fees waived	—	—	589
Total income	2,234,229	13,371,641	474,673
Expenses
Investment advisory	1,402,493	5,191,876	—
Service — Investor A	181,016	727,758	50,404
Service and distribution — Investor B	21,557	88,048	55,307
Service and distribution — Investor C	195,876	1,104,047	72,236
Transfer agent — Institutional	47,042	104,462	2,770
Transfer agent — Investor A	112,486	386,465	53,422
Transfer agent — Investor B	5,496	19,691	40,831
Transfer agent — Investor C	43,910	179,510	16,612
Custodian	95,743	241,239	—
Professional	45,397	37,488	34,589
Registration	38,076	48,470	26,790
Accounting services	37,844	142,151	—
Printing	20,855	48,561	5,502
Officer and Directors	4,872	12,838	17
Administration	—	—	86,883
Reorganization	—	—	43,976
Miscellaneous	15,003	15,531	6,614
Total expenses	2,267,666	8,348,135	495,953
Less fees waived by advisor	(1,829)	(2,298)	—
Total expenses after fees waived	2,265,837	8,345,837	495,953
Net investment income (loss)	(31,608)	5,025,804	(21,280)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	26,793,315[1]	24,048,544[2]	—
Foreign currency transactions	(132,416)	(285,473)	—
Investments and foreign currency transactions allocated from the Portfolio	—	—	5,397,962
	26,660,899	23,763,071	5,397,962
Net change in unrealized appreciation/depreciation on:
Investments	(7,969,691)[3]	(11,798,519)[4]	—
Foreign currency transactions	94,491	53,294	—
Investments and foreign currency transactions allocated from the Portfolio	—	—	4,081,351
	(7,875,200)	(11,745,225)	4,081,351
Total realized and unrealized gain	18,785,699	12,017,846	9,479,313
Net Increase in Net Assets Resulting from Operations	$ 18,754,091	$ 17,043,650	$ 9,458,033

1 Including $171,743 foreign capital gains tax.
2 Including $330,792 foreign capital gains tax.
3 Including $29,456 deferred foreign capital gain tax.
4 Including $49,172 deferred foreign capital gains tax.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT APRIL 30, 2011 17

Statements of Changes in Net Assets
	BlackRock Global Emerging		BlackRock Latin		BlackRock
	Markets Fund, Inc.		America Fund, Inc.		International Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended	April 30,	Year Ended
	2011	October 31,	2011	October 31,	2011	October 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2010	(Unaudited)	2010	(Unaudited)	2010
Operations
Net investment income (loss)	$ (31,608)	$ 1,044,952	$ 5,025,804	$ 7,373,532	$ (21,280)	$ (580,078)
Net realized gain	26,660,899	29,666,926	23,763,071	51,273,531	5,397,962	6,856,088
Net change in unrealized appreciation/depreciation	(7,875,200)	20,381,213	(11,745,225)	155,376,622	4,081,351	2,749,700
Net increase in net assets resulting from operations	18,754,091	51,093,091	17,043,650	214,023,685	9,458,033	9,025,710
Dividends to Shareholders From
Net investment income:
Institutional	(812,320)	(571,284)	(3,667,145)	(2,062,764)	—	—
Investor A	(1,088,882)	(495,119)	(9,501,007)	(7,759,663)	—	—
Investor B	—	—	(131,790)	(151,277)	—	—
Investor C	(99,233)	(20,174)	(2,266,406)	(1,878,791)	—	—
Decrease in net assets resulting from dividends
to shareholders	(2,000,435)	(1,086,577)	(15,566,348)	(11,852,495)	—	—
Capital Share Transactions
Net increase (decrease) in net assets derived
from capital share transactions	(33,193,594)	32,159,861	(1,167,237)	92,196,491	2,126,561	(10,726,181)
Redemption Fee
Redemption fee	18,007	24,599	37,221	232,820	3,608	21,640
Net Assets
Total increase (decrease) in net assets	(16,421,931)	82,190,974	347,286	294,600,501	11,588,202	(1,678,831)
Beginning of period	311,369,690	229,178,716	1,054,054,351	759,453,850	65,214,030	66,892,861
End of period	$ 294,947,759	$ 311,369,690	$1,054,401,637	$1,054,054,351	$ 76,802,232	$ 65,214,030
Undistributed (distributions in excess of) net
investment income	$ (1,303,223)	$ 728,820	$ (9,681,568) $	858,976	$ (202,748)	$ (181,468)

See Notes to Financial Statements.

18 SEMI-ANNUAL REPORT APRIL 30, 2011

Financial Highlights				BlackRock Global Emerging Markets Fund, Inc.

	Six Months
	Ended			Period
	April 30,			July 1, 2008
	2011	Year Ended October 31,		to October 31,	Year Ended June 30,
	(Unaudited)	2010	2009	2008	2008	2007[1]	2006[1]

				Institutional
Per Share Operating Performance
Net asset value, beginning of period	$ 20.50	$ 17.01	$ 10.17	$ 22.45	$ 27.91	$ 24.14	$ 17.74
Net investment income[2]	0.03	0.13	0.14	0.07	0.12	0.09	0.22
Net realized and unrealized gain (loss)[3]	1.40	3.47	6.75	(10.34)	1.28	8.37	6.28
Net increase (decrease) from investment operations	1.43	3.60	6.89	(10.27)	1.40	8.46	6.50
Dividends and distributions from:
Net investment income	(0.20)	(0.11)	(0.05)	(0.01)	-	(0.28)	(0.10)
Net realized gain	—	—	—	(2.00)	(6.86)	(4.41)	—
Total dividends and distributions	(0.20)	(0.11)	(0.05)	(2.01)	(6.86)	(4.69)	(0.10)
Net asset value, end of period	$ 21.73	$ 20.50	$ 17.01	$ 10.17	$ 22.45	$ 27.91	$ 24.14
Total Investment Return[4]
Based on net asset value	7.03%[5]	21.28%	68.14%	(48.15)%[5]	3.84%	41.99%	36.80%
Ratios to Average Net Assets
Total expenses	1.28%[6]	1.33%	1.48%	1.56%[6]	1.40%	1.44%	1.50%
Total expenses after fees waived	1.28%[6]	1.33%	1.48%	1.54%[6]	1.37%	1.40%	1.50%
Net investment income	0.29%[6]	0.71%	1.10%	1.31%[6]	0.45%	0.36%	0.99%
Supplemental Data
Net assets, end of period (000)	$ 100,023	$ 123,007	$ 86,173	$ 42,803	$ 80,399	$ 86,385	$ 73,914
Portfolio turnover	67%	135%	191%	76%	163%	140%	121%

				Investor A
Per Share Operating Performance
Net asset value, beginning of period	$ 19.81	$ 16.45	$ 9.85	$ 21.80	$ 27.27	$ 23.68	$ 17.41
Net investment income[2]	—[7]	0.07	0.10	0.05	0.04	0.02	0.17
Net realized and unrealized gain (loss)[3]	1.34	3.36	6.53	(10.02)	1.25	8.21	6.16
Net increase (decrease) from investment operations	1.34	3.43	6.63	(9.97)	1.29	8.23	6.33
Dividends and distributions from:
Net investment income	(0.15)	(0.07)	(0.03)	—	—	(0.23)	(0.06)
Net realized gain	—	—	—	(1.98)	(6.76)	(4.41)	—
Total dividends and distributions	(0.15)	(0.07)	(0.03)	(1.98)	(6.76)	(4.64)	(0.06)
Net asset value, end of period	$ 21.00	$ 19.81	$ 16.45	$ 9.85	$ 21.80	$ 27.27	$ 23.68
Total Investment Return[4]
Based on net asset value	6.81%[5]	20.93%	67.59%	(48.18)%[5]	3.49%	41.66%	36.46%
Ratios to Average Net Assets
Total expenses	1.59%[6]	1.65%	1.83%	1.87%[6]	1.68%	1.71%	1.75%
Total expenses after fees waived	1.59%[6]	1.65%	1.83%	1.85%[6]	1.65%	1.66%	1.75%
Net investment income	0.01%[6]	0.43%	0.80%	0.98%[6]	0.16%	0.10%	0.74%
Supplemental Data
Net assets, end of period (000)	$ 150,326	$ 144,976	$ 111,850	$ 67,614	$ 145,781	$ 151,309	$ 122,331
Portfolio turnover.	67%	135%	191%	76%	163%	140%	121%

[1] Consolidated Financial Highlights. See Note 1 of the Notes to Financial Statements.	[4] Where applicable, total investment returns exclude the effects of any sales charges
[2] Based on average shares outstanding.	and include the reinvestment of dividends and distributions.
[3] Includes a redemption fee, which is less than $0.01 per share.	[5] Aggregate total investment return.
[6] Annualized.
[7] Amount is less than $0.01 per share.
See Notes to Financial Statements.

SEMI-ANNUAL REPORT APRIL 30, 2011 19

Financial Highlights (concluded)				BlackRock Global Emerging Markets Fund, Inc.

	Six Months
	Ended			Period
	April 30,			July 1, 2008
	2011	Year Ended October 31,		to October 31,	Year Ended June 30,
	(Unaudited)	2010	2009	2008	2008	2007[1]	2006[1]

				Investor B
Per Share Operating Performance
Net asset value, beginning of period	$ 17.70	$ 14.76	$ 8.89	$ 19.86	$ 25.20	$ 22.10	$ 16.32
Net investment income (loss)[2]	(0.08)	(0.07)	(0.01)	0.01	(0.14)	(0.15)	(0.00)[3]
Net realized and unrealized gain (loss)[4]	1.22	3.01	5.88	(8.98)	1.18	7.62	5.78
Net increase (decrease) from investment operations	1.14	2.94	5.87	(8.97)	1.04	7.47	5.78
Dividends and distributions from:
Net investment income	—	—	—	—	—	(0.13)	—
Net realized gain	—	—	—	(2.00)	(6.38)	(4.24)	—
Total dividends and distributions	—	—	—	(2.00)	(6.38)	(4.37)	—
Net asset value, end of period	$ 18.84	$ 17.70	$ 14.76	$ 8.89	$ 19.86	$ 25.20	$ 22.10
Total Investment Return[5]
Based on net asset value	6.44%[6]	19.92%	66.03%	(48.33)%[6]	2.70%	40.59%	35.42%
Ratios to Average Net Assets
Total expenses	2.44%[7]	2.49%	2.71%	2.71%[7]	2.47%	2.48%	2.53%
Total expenses after fees waived	2.44%[7]	2.49%	2.71%	2.69%[7]	2.44%	2.45%	2.53%
Net investment income (loss)	(0.86)%[7]	(0.45)%	(0.08)%	0.13%[7]	(0.60)%	(0.68)%	(0.02)%
Supplemental Data
Net assets, end of period (000)	$ 4,055	$ 4,677	$ 4,809	$ 3,487	$ 7,955	$ 13,280	$ 17,238
Portfolio turnover	67%	135%	191%	76%	163%	140%	121%

				Investor C
Per Share Operating Performance
Net asset value, beginning of period	$ 17.23	$ 14.38	$ 8.65	$ 19.42	$ 24.91	$ 22.01	$ 16.25
Net investment income (loss)[2]	(0.07)	(0.06)	(0.01)	0.01	(0.14)	(0.14)	(0.01)
Net realized and unrealized gain (loss)[4]	1.17	2.92	5.74	(8.89)	1.18	7.53	5.77
Net increase (decrease) from investment operations	1.10	2.86	5.73	(8.88)	1.04	7.39	5.76
Dividends and distributions from:
Net investment income	(0.04)	(0.01)	—	—	—	(0.13)	—
Net realized gain	—	—	—	(1.89)	(6.53)	(4.36)	—
Total dividends and distributions	(0.04)	(0.01)	—	(1.89)	(6.53)	(4.49)	—
Net asset value, end of period	$ 18.29	$ 17.23	$ 14.38	$ 8.65	$ 19.42	$ 24.91	$ 22.01
Total Investment Return[5]
Based on net asset value	6.42%[6]	19.90%	66.24%	(48.35)%[6]	2.70%	40.58%	35.45%
Ratios to Average Net Assets
Total expenses	2.41%[7]	2.49%	2.66%	2.69%[7]	2.45%	2.47%	2.52%
Total expenses after fees waived	2.41%[7]	2.49%	2.66%	2.67%[7]	2.42%	2.43%	2.52%
Net investment income (loss)	(0.81)%[7]	(0.38)%	(0.08)%	0.15%[7]	(0.61)%	(0.66)%	(0.05)%
Supplemental Data
Net assets, end of period (000)	$ 40,544	$ 38,711	$ 26,347	$ 13,572	$ 31,948	$ 32,208	$ 24,674
Portfolio turnover.	67%	135%	191%	76%	163%	140%	121%

[1] Consolidated Financial Highlights. See Note 1 of the Notes to Financial Statements.	[4] Includes a redemption fee, which is less than $0.01 per share.
[2] Based on average shares outstanding.	[5] Where applicable, total investment returns exclude the effects of any sales charges
[3] Amount is less than $(0.01) per share.	and include the reinvestment of dividends and distributions.
[6] Aggregate total investment return.
See Notes to Financial Statements.	[7] Annualized.

20 SEMI-ANNUAL REPORT APRIL 30, 2011

Financial Highlights					BlackRock Latin America Fund, Inc.

	Six Months
	Ended			Period
	April 30,			December 1, 2007
	2011	Year Ended October 31,		to October 31,	Year Ended November 30,
	(Unaudited)	2010	2009[1]	2008[1]	2007[1]	2006[1]	2005[1]

				Institutional
Per Share Operating Performance
Net asset value, beginning of period	$ 75.35	$ 58.63	$ 30.53	$ 78.57	$ 50.67	$ 37.27	$ 22.64
Net investment income[2]	0.51	0.85	0.64	0.61	0.50	0.65	0.57
Net realized and unrealized gain (loss)	0.97	16.82	27.45	(36.41)	28.10	13.32	14.42
Net increase (decrease) from investment operations	1.48	17.67	28.09	(35.80)	28.60	13.97	14.99
Dividends and distributions from:
Net investment income	(1.28)	(0.97)	—	(0.80)	(0.72)	(0.58)	(0.41)
Net realized gain	—	—	—	(11.47)	—	—	—
Total dividends and distributions	(1.28)	(0.97)	—	(12.27)	(0.72)	(0.58)	(0.41)
Redemption fee	—[3]	0.02	0.01	0.03	0.02	0.01	0.05
Net asset value, end of period	$ 75.55	$ 75.35	$ 58.63	$ 30.53	$ 78.57	$ 50.67	$ 37.27
Total Investment Return[4]
Based on net asset value	2.04%[5]	30.52%	92.04%	(53.70)%[5]	57.20%[6]	38.12%	67.55%
Ratios to Average Net Assets
Total expenses	1.20%[7]	1.25%	1.35%	1.30%[7]	1.26%	1.31%	1.43%
Total expenses after fees waived	1.20%[7]	1.25%	1.35%	1.30%[7]	1.26%	1.31%	1.43%
Net investment income	1.38%[7]	1.31%	1.60%	1.04%[7]	0.87%	1.49%	1.98%
Supplemental Data
Net assets, end of period (000)	$ 233,428	$ 200,980	$ 114,101	$ 58,877	$ 128,094	$ 191,085	$ 135,279
Portfolio turnover.	18%	64%	50%	61%	72%	48%	47%

				Investor A
Per Share Operating Performance
Net asset value, beginning of period	$ 74.07	$ 57.73	$ 30.15	$ 77.78	$ 50.17	$ 36.93	$ 22.45
Net investment income[2]	0.40	0.65	0.51	0.44	0.60	0.53	0.51
Net realized and unrealized gain (loss)	0.94	16.54	27.06	(35.97)	27.60	13.21	14.29
Net increase (decrease) from investment operations	1.34	17.19	27.57	(35.53)	28.20	13.74	14.80
Dividends and distributions from:
Net investment income	(1.11)	(0.88)	—	(0.66)	(0.61)	(0.51)	(0.37)
Net realized gain	—	—	—	(11.47)	—	—	—
Total dividends and distributions	(1.11)	(0.88)	—	(12.13)	(0.61)	(0.51)	(0.37)
Redemption fee	0.01	0.03	0.01	0.03	0.02	0.01	0.05
Net asset value, end of period	$ 74.31	$ 74.07	$ 57.73	$ 30.15	$ 77.78	$ 50.17	$ 36.93
Total Investment Return[4]
Based on net asset value	1.89%[5]	30.15%	91.48%	(53.82)%[5]	56.85%[6]	37.77%	67.10%
Ratios to Average Net Assets
Total expenses	1.49%[7]	1.53%	1.63%	1.55%[7]	1.51%	1.57%	1.68%
Total expenses after fees waived	1.49%[7]	1.53%	1.63%	1.55%[7]	1.51%	1.57%	1.68%
Net investment income	1.09%[7]	1.00%	1.26%	0.76%[7]	0.92%	1.23%	1.81%
Supplemental Data
Net assets, end of period (000)	$ 578,515	$ 616,664	$ 475,611	$ 176,711	$ 433,844	$ 191,187	$ 139,062
Portfolio turnover.	18%	64%	50%	61%	72%	48%	47%

[1] Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements.	[5] Aggregate total investment return.
[2] Based on average shares outstanding.	[6] The investment advisor reimbursed the Fund in order to resolve a regulatory issue
[3] Amount is less than $0.01 per share.	relating to an investment, which increased the return by 0.02%.
[4] Where applicable, total investment returns exclude the effects of any sales charges	[7] Annualized.
and include the reinvestment of dividends and distributions.
See Notes to Financial Statements.

SEMI-ANNUAL REPORT APRIL 30, 2011 21

Financial Highlights (concluded)					BlackRock Latin America Fund, Inc.

	Six Months
	Ended			Period
	April 30,			December 1, 2007
	2011	Year Ended October 31,		to October 31,	Year Ended November 30,
	(Unaudited)	2010	2009[1]	2008[1]	2007[1]	2006[1]	2005[1]

				Investor B
Per Share Operating Performance
Net asset value, beginning of period	$ 69.31	$ 54.12	$ 28.54	$ 74.38	$ 48.00	$ 35.33	$ 21.45
Net investment income (loss)[2]	0.08	0.12	0.15	(0.04)	0.05	0.20	0.29
Net realized and unrealized gain (loss)	0.92	15.50	25.42	(34.09)	26.52	12.68	13.70
Net increase (decrease) from investment operations	1.00	15.62	25.57	(34.13)	26.57	12.88	13.99
Dividends and distributions from:
Net investment income	(0.50)	(0.45)	—	(0.27)	(0.21)	(0.22)	(0.16)
Net realized gain	—	—	—	(11.47)	—	—	—
Total dividends and distributions	(0.50)	(0.45)	—	(11.74)	(0.21)	(0.22)	(0.16)
Redemption fee	—[3]	0.02	0.01	0.03	0.02	0.01	0.05
Net asset value, end of period	$ 69.81	$ 69.31	$ 54.12	$ 28.54	$ 74.38	$ 48.00	$ 35.33
Total Investment Return[4]
Based on net asset value	1.47%[5]	29.06%	89.63%	(54.18)%[5]	55.61%[6]	36.72%	65.91%
Ratios to Average Net Assets
Total expenses	2.33%[7]	2.37%	2.62%	2.39%[7]	2.32%	2.34%	2.46%
Total expenses after fees waived	2.33%[7]	2.37%	2.62%	2.39%[7]	2.32%	2.34%	2.46%
Net investment income (loss)	0.23%[7]	0.21%	0.40%	(0.08)%[7]	0.09%	0.48%	1.10%
Supplemental Data
Net assets, end of period (000)	$ 16,820	$ 18,660	$ 18,695	$ 11,794	$ 31,268	$ 13,911	$ 12,144
Portfolio turnover.	18%	64%	50%	61%	72%	48%	47%

				Investor C
Per Share Operating Performance
Net asset value, beginning of period	$ 67.92	$ 53.17	$ 28.01	$ 73.28	$ 47.40	$ 35.07	$ 21.38
Net investment income (loss)[2]	0.10	0.14	0.17	(0.01)	0.11	0.17	0.25
Net realized and unrealized gain (loss)	0.88	15.21	24.98	(33.46)	26.08	12.56	13.64
Net increase (decrease) from investment operations	0.98	15.35	25.15	(33.47)	26.19	12.73	13.89
Dividends and distributions from:
Net investment income	(0.69)	(0.62)	—	(0.36)	(0.33)	(0.41)	(0.25)
Net realized gain	—	—	—	(11.47)	—	—	—
Total dividends and distributions	(0.69)	(0.62)	—	(11.83)	(0.33)	(0.41)	(0.25)
Redemption fee	—[3]	0.02	0.01	0.03	0.02	0.01	0.05
Net asset value, end of period	$ 68.21	$ 67.92	$ 53.17	$ 28.01	$ 73.28	$ 47.40	$ 35.07
Total Investment Return[4]
Based on net asset value	1.48%[5]	29.15%	89.82%	(54.16)%[5]	55.62%[6]	36.75%	65.90%
Ratios to Average Net Assets
Total expenses	2.27%[7]	2.32%	2.49%	2.35%[7]	2.29%	2.34%	2.45%
Total expenses after fees waived	2.27%[7]	2.32%	2.49%	2.35%[7]	2.29%	2.34%	2.45%
Net investment income (loss)	0.30%[7]	0.24%	0.46%	(0.02)%[7]	0.17%	0.42%	0.94%
Supplemental Data
Net assets, end of period (000)	$ 225,639	$ 217,750	$ 151,046	$ 72,714	$ 164,742	$ 50,609	$ 25,071
Portfolio turnover.	18%	64%	50%	61%	72%	48%	47%

[1] Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements.	[5] Aggregate total investment return.
[2] Based on average shares outstanding.	[6] The investment advisor reimbursed the Fund in order to resolve a regulatory issue
[3] Amount is less than $0.01 per share.	relating to an investment, which increased the return by 0.02%.
[4] Where applicable, total investment returns exclude the effects of any sales charges	[7] Annualized.
and include the reinvestment of dividends and distributions.
See Notes to Financial Statements.

22 SEMI-ANNUAL REPORT APRIL 30, 2011

Financial Highlights						BlackRock International Fund

	Six Months
	Ended			Period
	April 30,			June 1, 2008
	2011	Year Ended October 31,		to October 31,	Year Ended May 31,
	(Unaudited)	2010	2009	2008	2008	2007	2006

				Institutional
Per Share Operating Performance
Net asset value, beginning of period	$ 12.86	$ 10.91	$ 8.20	$ 15.01	$ 14.18	$ 12.38	$ 10.05
Net investment income (loss)[1]	0.07	(0.01)	0.09	0.04	0.19	0.12	0.08
Net realized and unrealized gain (loss)[2]	1.82	1.96	2.62	(6.68)	0.73	1.87	2.39
Net increase (decrease) from investment operations	1.89	1.95	2.71	(6.64)	0.92	1.99	2.47
Dividends from net investment income	—	—	—	(0.17)	(0.09)	(0.19)	(0.14)
Net asset value, end of period	$ 14.75	$ 12.86	$ 10.91	$ 8.20	$ 15.01	$ 14.18	$ 12.38
Total Investment Return[3]
Based on net asset value	14.70%[4]	17.87%	33.05%	(44.63)%[4]	6.58%	16.29%	24.80%
Ratios to Average Net Assets[5]
Total expenses	1.74%[6]	1.77%	2.03%	1.70%[6]	1.54%	1.65%	1.74%
Net investment income (loss)	0.97%[6]	(0.13)%	0.99%	0.75%[6]	1.32%	0.97%	0.72%
Supplemental Data
Net assets, end of period (000)	$ 5,943	$ 2,645	$ 5,133	$ 5,161	$ 10,904	$ 12,133	$ 12,453
Portfolio turnover of the Portfolio	56%	154%	178%	78%	153%	151%	96%

				Investor A
Per Share Operating Performance
Net asset value, beginning of period	$ 12.66	$ 10.76	$ 8.12	$ 14.85	$ 14.04	$ 12.26	$ 9.94
Net investment income (loss)[1]	0.02	(0.06)	0.05	0.02	0.17	0.10	0.06
Net realized and unrealized gain (loss)[2]	1.81	1.96	2.59	(6.62)	0.70	1.84	2.36
Net increase (decrease) from investment operations	1.83	1.90	2.64	(6.60)	0.87	1.94	2.42
Dividends from net investment income	—	—	—	(0.13)	(0.06)	(0.16)	(0.10)
Net asset value, end of period	$ 14.49	$ 12.66	$ 10.76	$ 8.12	$ 14.85	$ 14.04	$ 12.26
Total Investment Return[3]
Based on net asset value	14.45%[4]	17.66%	32.51%	(44.72)%[4]	6.25%	16.02%	24.51%
Ratios to Average Net Assets[5]
Total expenses	2.07%[6]	2.08%	2.40%	2.02%[6]	1.84%	1.91%	1.98%
Net investment income (loss)	0.27%[6]	(0.51)%	0.54%	0.50%[6]	1.18%	0.77%	0.53%
Supplemental Data
Net assets, end of period (000)	$ 44,806	$ 37,035	$ 28,949	$ 22,537	$ 42,052	$ 35,750	$ 21,807
Portfolio turnover of the Portfolio	56%	154%	178%	78%	153%	151%	96%

[1] Based on average shares outstanding.	[4] Aggregate total investment return.
[2] Includes a redemption fee, which is less than $0.01 per share.	[5] Includes the Fund’s share of the Portfolio’s allocated expenses and/or net invest-
[3] Where applicable, total investment returns exclude the effects of any sales charges	ment income (loss).
and include the reinvestment of dividends and distributions.	[6] Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT APRIL 30, 2011 23

Financial Highlights (concluded)						BlackRock International Fund

	Six Months
	Ended			Period
	April 30,			June 1, 2008
	2011	Year Ended October 31,		to October 31,	Year Ended May 31,
	(Unaudited)	2010	2009	2008	2008	2007	2006
				Investor B
Per Share Operating Performance
Net asset value, beginning of period	$ 11.84	$ 10.18	$ 7.77	$ 14.13	$ 13.44	$ 11.75	$ 9.54
Net investment loss[1]	(0.07)	(0.17)	(0.04)	(0.03)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss)[2]	1.70	1.83	2.45	(6.33)	0.70	1.78	2.27
Net increase (decrease) from investment operations	1.63	1.66	2.41	(6.36)	0.69	1.76	2.24
Dividends from net investment income	—	—	—	—	—	(0.07)	(0.03)
Net asset value, end of period	$ 13.47	$ 11.84	$ 10.18	$ 7.77	$ 14.13	$ 13.44	$ 11.75
Total Investment Return[3]
Based on net asset value	13.77%[4]	16.31%	31.02%	(45.01)%[4]	5.13%	15.02%	23.52%
Ratios to Average Net Assets[5]
Total expenses	3.28%[6]	3.21%	3.61%	3.17%[6]	2.90%	2.76%	2.76%
Net investment loss	(1.09)%[6]	(1.65)%	(0.54)%	(0.70)%[6]	(0.11)%	(0.20)%	(0.31)%
Supplemental Data
Net assets, end of period (000)	$ 10,401	$ 11,898	$ 20,342	$ 20,878	$ 44,254	$ 56,428	$ 71,575
Portfolio turnover of the Portfolio	56%	154%	178%	78%	153%	151%	96%

				Investor C
Per Share Operating Performance
Net asset value, beginning of period	$ 12.00	$ 10.28	$ 7.81	$ 14.19	$ 13.45	$ 11.75	$ 9.54
Net investment income (loss)[1]	(0.03)	(0.13)	(0.01)	(0.01)	0.04	(0.01)	(0.03)
Net realized and unrealized gain (loss)[2]	1.72	1.85	2.48	(6.35)	0.70	1.78	2.27
Net increase (decrease) from investment operations	1.69	1.72	2.47	(6.36)	0.74	1.77	2.24
Dividends from net investment income	—	—	—	(0.02)	—	(0.07)	(0.03)
Net asset value, end of period	$ 13.69	$ 12.00	$ 10.28	$ 7.81	$ 14.19	$ 13.45	$ 11.75
Total Investment Return[3]
Based on net asset value	14.08%[4]	16.73%	31.63%	(44.87)%[4]	5.50%	15.09%	23.47%
Ratios to Average Net Assets[5]
Total expenses	2.78%[6]	2.80%	3.09%	2.74%[6]	2.57%	2.68%	2.77%
Net investment income (loss)	(0.46)%[6]	(1.23)%	(0.07)%	(0.25)%[6]	0.32%	(0.09)%	(0.32)%
Supplemental Data
Net assets, end of period (000)	$ 15,653	$ 13,636	$ 12,470	$ 10,543	$ 20,892	$ 22,133	$ 23,463
Portfolio turnover of the Portfolio	56%	154%	178%	78%	153%	151%	96%

[1] Based on average shares outstanding.	[4] Aggregate total investment return.
[2] Includes a redemption fee, which is less than $0.01 per share.	[5] Includes the Fund’s share of the Portfolio’s allocated expenses and/or net
[3] Where applicable, total investment returns exclude the effects of any sales charges	investment income (loss).
and include the reinvestment of dividends and distributions.	[6] Annualized.

See Notes to Financial Statements.

24 SEMI-ANNUAL REPORT APRIL 30, 2011

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Global Emerging Markets Fund, Inc. (“Global Emerging
Markets”), BlackRock Latin America Fund, Inc. (“Latin America”) and
BlackRock International Fund (“International”), a series of BlackRock
Series, Inc. (the “Corporation”) (collectively the “Funds” or individually the
“Fund”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is organized as a Maryland corp-
oration. International is registered as a diversified, open-end management investment company. Global Emerging Markets and Latin America are regis-
tered as non-diversified, open-end management investment companies. The
Funds' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C bear certain expenses related to the shareholder servicing of such shares, and Investor
B and Investor C also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

International seeks to achieve its investment objective by investing all of its assets in BlackRock Master International Portfolio (the “Portfolio”), a
series of BlackRock Master LLC (the “Master LLC”), which has the same investment objective and strategies as International. The value of the Fund’s investment in the Portfolio reflects International’s proportionate interest in the net assets of the Portfolio. The performance of International is directly affected by the performance of the Portfolio. The financial statements of the
Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The percentage of the Portfolio owned by the Fund at April 30,
2011 was 100%.

Reorganization: On March 14, 2011, the Board of Directors of the Fund
approved a plan or reorganization, subject to shareholder approval and certain other conditions, whereby International will acquire substantially all of the assets and assume certain stated liabilities of the BlackRock
International Value Fund in exchange for newly issued shares of International.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds' would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the
"Board"). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System ("NASDAQ") are valued at the last reported sale price that day or the NASDAQ official closing price, if applica-
ble. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is deter-
mined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Funds value their investments in BlackRock Liquidity Series, LLC
Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money
Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is sub-
ject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25%
of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25%
on any one day.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE.
Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value
Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s-length transaction. Fair value determina-
tions shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund's net assets.
If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value
Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the

SEMI-ANNUAL REPORT APRIL 30, 2011 25

Notes to Financial Statements (continued)

Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the
“Systematic Fair Value Price”). Using current market factors, the Systematic
Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

International records its investment in the Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Portfolio. Valuation of securities held by the Portfolio, including categorization of fair value measurements, is discussed in Note 1 of the Portfolio’s Notes to Financial
Statements, which are included elsewhere in this report.

Foreign Currency Transactions: The Funds' books and records are main-
tained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a for-
eign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Participation Notes: Global Emerging Markets and Latin America may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Fund a return meas-
ured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying secu-
rity’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of Operations.
An investment in a P-Note involves additional risks beyond the risks nor-
mally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”)
require that the Funds either deliver collateral or segregate assets in con-
nection with certain investments (e.g., foreign currency exchange contracts)
the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transac-
tions are entered into (the trade dates). For financial reporting purposes, contributions to and withdrawals from the Portfolio are accounted on a trade date basis. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-divi-
dend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, divi-
dends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.
Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations. The International Fund
records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses.

Dividends and Distributions: Dividends and distributions paid by the
Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: Latin America may lend securities to approved borrow-
ers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of Latin America and any additional required collateral is delivered to Latin America on the next business day. Securities lending income, as disclosed in the
Statements of Operations, represents the income earned from the invest-
ment of the cash collateral, net of rebates paid to, or fees paid by, borrow-
ers and less the fees paid to the securities lending agent. During the term of the loan, Latin America earns dividends and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed secur-
ities because of insolvency or for any other reason, Latin America could experience delays and costs in gaining access to the collateral. Latin
America also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if

26 SEMI-ANNUAL REPORT APRIL 30, 2011

Notes to Financial Statements (continued)

the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the period, Latin
America accepted only cash collateral in connection with securities loaned.

Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regu-
lated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provi-
sion is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on Global Emerging Market’s US federal tax returns remains open for the two years ended October 31, 2010, the period ended October 31,
2008 and the year ended June 30, 2008. The statute of limitations on
Latin America’s US federal tax returns remains open for the two years ended October 31, 2010, the period ended October 31, 2008 and the year ended November 30, 2007. The statute of limitations on
International’s US federal tax returns remains open for the two years ended October 31, 2010, the period ended October 31, 2008 and the year ended May 31, 2008. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncer-
tain tax positions that require recognition of a tax liability.

Basis of Consolidation:

Global Emerging Markets

The Fund’s accompanying consolidated Financial Highlights for each of the years in the two-year period ended June 30, 2007 include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada,
a wholly owned subsidiary of the Fund. The subsidiary was created for regulatory purposes to invest in Chilean securities. Intercompany accounts and transactions have been eliminated. During the year ended June 30,
2007, Inversiones en Marcado Accionario de Valores Chile Limitada
was dissolved.

Latin America

The Fund’s accompanying consolidated Financial Highlights for each of the three years ended November 30, 2007 and for the two periods ended
October 31, 2009 include the accounts of Merrill Lynch Latin America
Fund Chile Ltd., a wholly owned subsidiary of the Fund. The subsidiary was created for regulatory purposes to invest in Chilean securities.
Intercompany accounts and transactions have been eliminated. During the year ended October 31, 2009, Merrill Lynch Latin America Fund
Chile Ltd. was dissolved.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. Each Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indi-
rectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as foreign currency exchange rate risk.

Losses may arise if the value of the contract decreases due to an unfavor-
able change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds' maxi-
mum risk of loss from counterparty credit risk on OTC derivatives is gener-
ally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. master agreement (“ISDA Master Agreement”)
implemented between a Fund and each of its respective counterparties.
The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to a Fund from its counterparties are not fully collateralized contractually or otherwise, the
Fund bears the risk of loss from counterparty non-performance. See Note 1
“Segregation and Collateralization” for information with respect to collateral practices. In addition, each Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Funds enter into foreign cur-
rency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign cur-
rencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the cur-
rencies in which some of the investments held by the Funds are denomi-
nated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the dif-
ference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign cur-
rencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

SEMI-ANNUAL REPORT APRIL 30, 2011 27

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of April 30, 2011

Asset Derivatives

Global
Emerging
		Markets	Latin America
Statement of Assets
and Liabilities
	Location		Value
Unrealized appreciation
Foreign currency	on foreign currency
exchange contracts	exchange contracts	$ 46	$ 59

The Effect of Derivative Financial Instruments
in the Statements of Operations
Six Months Ended April 30, 2011

Net Realized Loss From

Global
	Emerging Markets	Latin America
Foreign currency exchange contracts:
Foreign currency exchange contracts	$ (143,864)	$ (313,828)
Net Change in Unrealized Appreciation/Depreciation on

Global
	Emerging Markets	Latin America
Foreign currency exchange contracts:
Foreign currency exchange contracts	$ 16,656	$ 4,172

For the six months ended April 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Global
	Emerging Markets	Latin America
Foreign currency exchange contracts:
Average number of contracts-US
dollars purchased	1	4
Average number of contracts-US
dollars sold	1	1
Average US dollar amounts purchased	$ 11,421	$ 819,649
Average US dollar amounts sold	$ 114,201	$ 2,083,038

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

As of April 30, 2011, The PNC Financial Services Group, Inc. ("PNC"), Bank
of America Corporation ("BAC") and Barclays Bank PLC ("Barclays") were the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the own-
ership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but
BAC and Barclays are not.

Global Emerging Markets and Latin America each entered into an
Investment Advisory Agreement with BlackRock Advisors, LLC (the
“Manager”), each Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administra-
tion services. The Manager is responsible for the management of each
Fund's portfolio and provides the necessary personnel, facilities, equip-
ment and certain other services necessary to the operations of each
Fund. For such services, Global Emerging Markets and Latin America each pay the Manager a monthly fee at an annual rate of 1.00% of the Fund's average daily net assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indi-
rectly through its investment in affiliated money market funds. This amount is shown as, or included in, fees waived by advisor in the Statements of
Operations. However the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid as a result of each
Fund's investment in other affiliated investment companies, if any.

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”) with respect to each Fund and
BlackRock International Limited (“BIL”), with respect to Global Emerging
Markets and Latin America. Each of BIM and BIL is an affiliate of the
Manager. The Manager pays each sub-advisor for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

The Corporation, on behalf of International, entered into an Administration
Agreement with BlackRock Advisors, LLC (in such capacity, the
“Administrator”) to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the
Manager a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advi-
sory fee or investment management fee.

For the six months ended April 30, 2011, Global Emerging Markets and
Latin America reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations.
The reimbursements were as follows:

Global Emerging Markets	$2,733
Latin America.	$9,749

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activi-
ties and has retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is dis-
closed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lending — affiliated in the Statements of Operations. For the six months ended April 30, 2011,
BIM received $13,757 in securities lending agent fees related to securities lending activities from Latin America.

Global Emerging Markets, Latin America and the Corporation (on behalf of
International) entered into a Distribution Agreement and Distribution and
Service Plan with BlackRock Investments, LLC (”BRIL“), an affiliate of the
Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Funds, as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

28 SEMI-ANNUAL REPORT APRIL 30, 2011

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to
Investor A, Investor B and Investor C shareholders.

For the six months ended April 30, 2011, affiliates earned underwriting dis-
counts, direct commissions and dealer concessions on sales of the Funds'
Investor A Shares as follows:

Investor A
Global Emerging Markets	$ 16,113
Latin America	$ 69,164
International	$ 2,319

For the six months ended April 30, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and
Investor C Shares:

	Investor B	Investor C
Global Emerging Markets	$ 2,739	$ 4,380
Latin America	$ 27,315	$ 33,052
International	$ 305	$ 894

Furthermore, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers on Investor A
Shares as follows:

Investor A
Global Emerging Markets	$ 181
Latin America	$ 8,652

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended April 30, 2011, the Funds reimbursed the
Manager the following amounts for costs incurred in running the call cen-
ter, which are included in transfer agent — class specific in the Statements of Operations:

Global
	Emerging	Latin
	Markets	America	International
Institutional	$ 306	$ 692	$ 18
Investor A	$1,122	$5,325	$ 150
Investor B	$ 66	$ 391	$ 31
Investor C	$ 306	$2,319	$ 102

Certain officers and/or directors of Global Emerging Markets, Latin America and the Corporation are officers and/or directors of BlackRock or its affili-
ates. The Funds reimburse the Manager for compensation paid to the Chief
Compliance Officer of Global Emerging Markets, Latin America and
the Corporation.

4. Investments:

Purchases and sales of investments excluding short-term securities, for the six months ended April 30, 2011, were as follows:

	Purchases	Sales
Global Emerging Markets	$184,483,422	$223,742,032
Latin America	$188,010,177	$189,528,524

5. Capital Loss Carryforwards:

As of October 31, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

Global
	Emerging	Latin
Expires October 31,	Markets	America	International
2016	$ 17,062,380	$ 6,626,092	$ 19,370,107
2017	$ 22,709,079	$ 64,351,106	$ 15,346,411
Total	$ 39,771,459	$ 70,977,198	$ 34,716,518

Under the recently enacted Regulated Investment Company Modernization
Act of 2010, capital losses incurred by the Fund after October 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Borrowings:

Global Emerging Markets are Latin America, along with certain other funds managed by the Manager and its affiliates, are parties to a $500 million credit agreement with a group of lenders, which expired in November 2010.
The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the fol-
lowing terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to each Fund based on its net assets as of October
31, 2009, a commitment fee of 0.10% per annum based on each Fund's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October
31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08%
per annum based on the Funds' pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus
1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The Funds did not borrow under the credit agreement during the six months ended
April 30, 2011.

7. Concentration, Market and Credit Risk:

In the normal course of business, Global Emerging Markets and Latin
America invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the
Funds; conditions affecting the general economy; overall market changes;
local, regional or global political, social or economic instability; and cur-
rency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage coun-
terparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations

SEMI-ANNUAL REPORT APRIL 30, 2011 29

Notes to Financial Statements (continued)

and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counter-
party credit risks, consist principally of financial instruments and receiv-
ables due from counterparties. The extent of the Funds' exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds' Statements of Assets and Liabilities, less any collateral held by the Funds.

Global Emerging Markets and Latin America invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. At April 30, 2011, Latin America invested 74% of its net assets in Brazil. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment per-
formance. Please see the Schedules of Investments for concentrations in specific countries.

As of April 30, 2011, Global Emerging Markets and Latin America had the
following industry classifications:

Global Emerging Markets
Percent of
Long-Term
Industry	Investments
Commercial Banks	19%
Oil, Gas & Consumable Fuels	15
Semiconductors & Semiconductor Equipment	10
Metals & Mining	10
Wireless Telecommunication Services	9
Machinery	4
Other*	33

Latin America
Percent of
Long-Term
Industry	Investments
Commercial Banks	21%
Metals & Mining	17
Oil, Gas & Consumable Fuels	16
Wireless Telecommunication Services	9
Beverages	7
Other*	30

*All other industries held were each less than 5% of long-term investments.

8. Capital Share Transactions:
	Six Months Ended		Year Ended
	April 30, 2011		October 31, 2010
Global Emerging Markets	Shares	Amount	Shares	Amount
Institutional
Shares sold	928,199	$ 18,911,526	3,841,676	$ 68,294,096
Shares issued to shareholders in reinvestment of dividends and distributions	23,825	480,296	23,866	415,421
Total issued	952,024	19,391,822	3,865,542	68,709,517
Shares redeemed	(2,348,002)	(48,265,179)	(2,932,071)	(51,255,137)
Net increase (decrease)	(1,395,978)	$ (28,873,357)	933,471	$ 17,454,380
Investor A
Shares sold and automatic conversion of shares	705,476	$ 14,026,840	2,040,890	$ 35,939,082
Shares issued to shareholders in reinvestment of dividends and distributions	49,417	964,052	25,718	433,581
Total issued	754,893	14,990,892	2,066,608	36,372,663
Shares redeemed	(917,673)	(18,009,936)	(1,547,152)	(27,299,341)
Net increase (decrease)	(162,780)	$ (3,019,044)	519,456	$ 9,073,322
Investor B
Shares sold	10,415	$ 186,300	38,154	$ 608,042
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	—	—
Total issued	10,415	186,300	38,154	608,042
Shares redeemed and automatic conversion of shares	(59,269)	(1,051,964)	(99,750)	(1,587,503)
Net decrease	(48,854)	$ (865,664)	(61,596)	$ (979,461)
Investor C
Shares sold	364,137	$ 6,307,862	1,010,363	$ 15,533,210
Shares issued to shareholders in reinvestment of dividends and distributions	5,197	88,497	1,202	17,774
Total issued	369,334	6,396,359	1,011,565	15,550,984
Shares redeemed	(399,147)	(6,831,888)	(597,216)	(8,939,364)
Net increase (decrease)	(29,813)	$ (435,529)	414,349	$ 6,611,620

30 SEMI-ANNUAL REPORT APRIL 30, 2011

Notes to Financial Statements (concluded)

	Six Months Ended		Year Ended
	April 30, 2011		October 31, 2010
Latin America	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,006,393	$ 74,549,286	1,682,887	$ 110,636,374
Shares issued to shareholders in reinvestment of dividends and distributions	44,877	3,253,058	28,822	1,796,411
Total issued	1,051,270	77,802,344	1,711,709	112,432,785
Shares redeemed	(628,535)	(46,292,634)	(990,683)	(61,114,645)
Net increase	422,735	$ 31,509,710	721,026	$ 51,318,140
Investor A
Shares sold and automatic conversion of shares	1,516,561	$ 110,837,912	4,685,471	$ 303,041,998
Shares issued to shareholders in reinvestment of dividends and distributions	120,575	8,606,521	111,800	6,869,769
Total issued	1,637,136	119,444,433	4,797,271	309,911,767
Shares redeemed	(2,176,927)	(157,361,287)	(4,710,334)	(288,779,539)
Net increase (decrease)	(539,791)	$ (37,916,854)	86,937	$ 21,132,228
Investor B
Shares sold	4,357	$ 299,569	17,319	$ 1,070,001
Shares issued to shareholders in reinvestment of dividends and distributions	1,807	121,495	2,352	136,208
Total issued	6,164	421,064	19,671	1,206,209
Shares redeemed and automatic conversion of shares	(34,439)	(2,325,002)	(95,906)	(5,586,278)
Net decrease	(28,275)	$ (1,903,938)	(76,235)	$ (4,380,069)
Investor C
Shares sold	570,632	$ 38,279,556	1,336,936	$ 79,199,064
Shares issued to shareholders in reinvestment of dividends and distributions	31,842	2,092,221	30,234	1,714,776
Total issued	602,474	40,371,777	1,367,170	80,913,840
Shares redeemed	(500,722)	(33,227,932)	(1,001,833)	(56,787,648)
Net increase	101,752	$ 7,143,845	365,337	$ 24,126,192
International
Institutional
Shares sold	222,804	$ 3,097,221	63,958	$ 754,224
Shares redeemed	(25,662)	(346,508)	(328,865)	(3,388,448)
Net increase (decrease)	197,142	$ 2,750,713	(264,907)	$ (2,634,224)
Investor A
Shares sold	681,159	$ 9,050,714	1,547,376	$ 17,444,412
Shares redeemed	(515,382)	(6,864,462)	(1,310,799)	(14,329,639)
Net increase	165,777	$ 2,186,252	236,577	$ 3,114,773
Investor B
Shares sold	96,006	$ 1,192,127	356,832	$ 3,766,604
Shares redeemed	(329,054)	(4,084,528)	(1,350,265)	(14,158,071)
Net decrease	(233,048)	$ (2,892,401)	(993,433)	$ (10,391,467)
Investor C
Shares sold	111,865	$ 1,408,851	181,265	$ 1,939,156
Shares redeemed	(104,873)	(1,326,854)	(258,153)	(2,754,419)
Net increase (decrease)	6,992	$ 81,997	(76,888)	$ (815,263)

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Funds for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Funds.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

SEMI-ANNUAL REPORT APRIL 30, 2011 31

Portfolio Information BlackRock Master International Portfolio

As of April 30, 2011

Percent of
Long-Term
Ten Largest Holdings	Investments
Sanofi	7%
Novartis AG, Registered Shares	4
Heineken NV	4
Reckitt Benckiser Plc	4
Imperial Tobacco Group Plc	3
Telefonica SA	3
Activision Blizzard, Inc.	3
Rogers Communications, Inc., Class B	3
Julius Baer Group Ltd.	3
NII Holdings, Inc.	3

Percent of
Long-Term
Geographic Allocation	Investments
United Kingdom	21%
Switzerland	13
United States	11
Japan	10
France	8
China	6
Spain	5
Canada	5
Sweden	4
Netherlands	4
Hong Kong	3
South Africa	2
Germany	2
Brazil	2
Russia	2
Singapore	1
Taiwan	1

32 SEMI-ANNUAL REPORT APRIL 30, 2011

BlackRock Master International Portfolio
Schedule of Investments April 30, 2011 (Unaudited)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil — 1.6%
OGX Petroleo e Gas Participacoes SA (a)	115,000	$ 1,214,912
Canada — 4.3%
Rogers Communications, Inc., Class B	55,628	2,105,415
Teck Resources Ltd., Class B	21,519	1,169,711
		3,275,126
China — 5.6%
Changsha Zoomlion Heavy Industry Science and
Technology Development Co., Ltd. (a)	254,400	674,797
Focus Media Holding Ltd. — ADR (a)	29,996	1,054,359
Hengan International Group Co. Ltd.	95,000	742,558
Lenovo Group Ltd.	1,278,000	745,849
VanceInfo Technologies, Inc. — ADR (a)	34,288	1,102,702
		4,320,265
France — 7.9%
Sanofi	60,642	4,797,812
Schneider Electric SA	7,418	1,310,559
		6,108,371
Germany — 1.7%
Daimler AG	16,635	1,285,658
Hong Kong — 2.5%
China Overseas Land & Investment Ltd.	438,000	845,472
Sands China Ltd. (a)	376,000	1,055,822
		1,901,294
Japan — 9.7%
Makita Corp.	29,500	1,356,434
Mitsubishi Estate Co., Ltd.	43,000	752,491
Nissan Motor Co., Ltd.	187,800	1,806,920
Nitto Denko Corp.	18,800	1,006,859
OKUMA Corp.	120,000	1,130,360
Sumitomo Heavy Industries Ltd.	220,000	1,450,781
		7,503,845
Netherlands — 3.4%
Heineken NV	44,187	2,643,892
Russia — 1.5%
Sberbank	323,720	1,183,197
Singapore — 1.3%
Genting Singapore Plc (a)	584,000	1,039,356
South Africa — 2.3%
MTN Group Ltd.	80,015	1,779,393
Spain — 4.6%
Banco Bilbao Vizcaya Argentaria SA	99,657	1,276,558
Telefonica SA	84,517	2,270,563
		3,547,121
Sweden — 4.1%
Hennes & Mauritz AB, B Shares	46,874	1,656,630
Skandinaviska Enskilda Banken AB, Class A	154,194	1,482,253
		3,138,883

Common Stocks	Shares	Value
Switzerland — 12.5%
Credit Suisse Group AG	25,315	$ 1,152,254
Julius Baer Group Ltd.	43,132	2,018,481
Novartis AG, Registered Shares	47,176	2,797,545
The Swatch Group Ltd., Bearer Shares	3,645	1,794,927
UBS AG (a)	91,156	1,824,265
		9,587,472
Taiwan — 1.3%
HTC Corp.	21,300	968,999
United Kingdom — 20.1%
BG Group Plc	42,363	1,090,915
Imperial Tobacco Group Plc	66,161	2,333,657
Lloyds TSB Group Plc (a)	1,594,165	1,582,776
Man Group Plc	341,971	1,431,101
Reckitt Benckiser Plc	47,270	2,630,437
Rio Tinto Plc, Registered Shares	26,004	1,897,389
Tullow Oil Plc	60,133	1,442,783
William Morrison Supermarkets Plc	242,071	1,194,266
Xstrata Plc	72,113	1,849,635
		15,452,959
United States — 10.5%
Activision Blizzard, Inc.	196,358	2,236,518
The Goldman Sachs Group, Inc.	12,821	1,936,099
Liberty Global, Inc. (a)	24,899	1,157,804
NII Holdings, Inc. (a)	47,223	1,963,532
Veeco Instruments, Inc. (a)	16,196	828,101
		8,122,054
Total Long-Term Investments
(Cost — $58,859,557) — 94.9%		73,072,797
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.10% (b)(c)	2,974,583	2,974,583
Total Short-Term Securities
(Cost — $2,974,583) — 3.9%		2,974,583
Total Investments (Cost — $61,834,140*) — 98.8%		76,047,380
Other Assets Less Liabilities — 1.2%		929,419
Net Assets – 100.0%		$ 76,976,799

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 62,232,780
Gross unrealized appreciation	$ 14,220,414
Gross unrealized depreciation	(405,814)
Net unrealized appreciation	$ 13,814,600

Portfolio Abbreviations
To simplify the listing of portfolio holdings in the Schedule	ADR	American Depositary Receipts
of Investments, the names and descriptions of many of the
securities have been abbreviated according to the following
list:
See Notes to Financial Statements.

SEMI-ANNUAL REPORT APRIL 30, 2011 33

BlackRock Master International Portfolio
Schedule of Investments (concluded)

(a) Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held at		Shares Held at
	October 31,	Net	April 30,
Affiliate	2010	Activity	2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	3,168,986	(194,403)	2,974,583	$ 1,189

(c) Represents the current yield as of report date.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial state-
ment purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Portfolio‘s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to
Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2011 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Brazil	$ 1,214,912	—	—	$ 1,214,912
Canada	3,275,126	—	—	3,275,126
China	4,320,265	—	—	4,320,265
France.	—	$ 6,108,371	—	6,108,371
Germany	—	1,285,658	—	1,285,658
Hong Kong	845,472	1,055,822	—	1,901,294
Japan	—	7,503,845	—	7,503,845
Netherlands .	—	2,643,892	—	2,643,892
Russia.	1,183,197	—	—	1,183,197
Singapore	—	1,039,356	—	1,039,356
South Africa .	—	1,779,393	—	1,779,393
Spain	—	3,547,121	—	3,547,121
Sweden.	—	3,138,883	—	3,138,883
Switzerland	—	9,587,472	—	9,587,472
Taiwan.	—	968,999	—	968,999
United
Kingdom	—	15,452,959	—	15,452,959
United
States	8,122,054	—	—	8,122,054
Short-Term
Securities	2,974,583	—	—	2,974,583
Total	$ 21,935,609	$54,111,771	—	$ 76,047,380

See Notes to Financial Statements.

34 SEMI-ANNUAL REPORT APRIL 30, 2011

Statement of Assets and Liabilities	BlackRock Master International Portfolio
April 30, 2011 (Unaudited)
Assets
Investments at value — unaffiliated (cost — $58,859,557)	$ 73,072,797
Investments at value — affiliated (cost — $2,974,583)	2,974,583
Foreign currency at value (cost — $5,078)	5,246
Dividends receivable	987,788
Contributions receivable from investors	37,229
Investments sold receivable	21,993
Interest receivable	1,325
Prepaid expenses	1,652
Total assets	77,102,613
Liabilities
Investment advisory fees payable	43,873
Investments purchased payable	21,993
Other affiliates payable	412
Other accrued expenses payable	59,536
Total liabilities	125,814
Net Assets	$ 76,976,799
Net Assets Consist of
Investor’s capital	$ 62,648,580
Net unrealized appreciation/depreciation	14,328,219
Net Assets	$ 76,976,799

See Notes to Financial Statements.

SEMI-ANNUAL REPORT APRIL 30, 2011 35

Statement of Operations	BlackRock Master International Portfolio
Six Months Ended April 30, 2011
Investment Income
Dividends	$ 898,293
Foreign taxes withheld	(88,670)
Dividends — affiliated	1,189
Total income	810,812
Expenses
Investment advisory	261,135
Professional	29,998
Custodian	23,684
Accounting services	11,706
Directors	2,395
Printing	530
Miscellaneous	7,280
Total expenses	336,728
Less fees waived by advisor	(589)
Total expenses after fees waived	336,139
Net investment income	474,673
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,432,456
Foreign currency transactions	(34,494)
5,397,962
Net change in unrealized appreciation/depreciation on:
Investments	4,020,641
Foreign currency transactions	60,710
4,081,351
Total realized and unrealized gain	9,479,313
Net Increase in Net Assets Resulting from Operations	$ 9,953,986

See Notes to Financial Statements.

36 SEMI-ANNUAL REPORT APRIL 30, 2011

Statements of Changes in Net Assets	BlackRock Master International Portfolio
	Six Months
	Ended
	April 30,	Year Ended
	2011	October 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2010
Operations
Net investment income	$ 474,673	$ 345,397
Net realized gain	5,397,962	6,856,088
Net change in unrealized appreciation/depreciation	4,081,351	2,749,700
Net increase in net assets resulting from operations	9,953,986	9,951,185
Capital Transactions
Proceeds from contributions	14,752,521	23,926,035
Value of withdrawals	(13,047,571)	(35,534,497)
Net increase (decrease) in net assets derived from capital transactions	1,704,950	(11,608,462)
Net Assets
Total increase (decrease) in net assets	11,658,936	(1,657,277)
Beginning of period	65,317,863	66,975,140
End of period	$ 76,976,799	$ 65,317,863

Financial Highlights					BlackRock Master International Portfolio

	Six Months
	Ended			Period
	April 30,			June 1, 2008
	2011	Year Ended October 31,		to October 31,	Year Ended May 31,
	(Unaudited)	2010	2009	2008	2008	2007	2006
Total Investment Return
Total investment return	15.09%[1]	18.59%	33.94%	(44.29)%[1]	7.12%	16.99%	25.58%
Ratios to Average Net Assets
Total expenses	0.97%[2]	1.03%	1.11%	1.04%[2]	0.99%	0.96%	0.98%
Total expenses after fees waived	0.97%[2]	1.03%	1.11%	1.04%[2]	0.99%	0.96%	0.98%
Net investment income	1.36%[2]	0.54%	1.89%	1.44%[2]	1.90%	1.64%	1.48%
Supplemental Data
Net assets, end of period (000)	$ 76,977	$ 65,318	$ 66,975	$ 59,217	$ 118,236	$ 126,594	$ 129,475
Portfolio turnover	56%	154%	178%	78%	153%	151%	96%
[1] Aggregate total investment return.
[2] Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT APRIL 30, 2011 37

Notes to Financial Statements (Unaudited) BlackRock Master International Portfolio

1. Organization and Significant Accounting Policies:

BlackRock Master International Portfolio (the “Portfolio”) of BlackRock
Master LLC (the “Master LLC”) is registered under the Investment
Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability Company
Agreement of the Master LLC permits the Board of Directors of the Master
LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Portfolio’s financial statements are pre-
pared in conformity with accounting principles generally accepted in the
United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: US GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity invest-
ments traded on a recognized securities exchange or the NASDAQ Global
Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-
end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE.
Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value
Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the invest-
ment advisor and/or sub-advisor deems relevant. The pricing of all Fair
Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets.
If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value
Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value
Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Portfolio’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts), the Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collat-
eral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subse-
quently recorded when the Portfolio is informed of the ex-dividend date.
Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization

38 SEMI-ANNUAL REPORT APRIL 30, 2011

Notes to Financial Statements (continued) BlackRock Master International Portfolio and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instru-
ments and are included in interest income in the Statement of Operations.

Income Taxes: The Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so the owner of the Portfolio can satisfy the requirements of Subchapter M of the
Internal Revenue Code of 1986, as amended.

Other: Expenses directly related to the Portfolio are charged to the
Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavor-
able change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. For OTC options purchased, the Portfolio bears the risk of loss in the amount of the premi-
ums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Portfolio do not give rise to counterparty credit risk, as options written obligate the Portfolio to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. master agreement (“ISDA Master Agreement”)
implemented between the Portfolio and each of its respective counterpar-
ties. The ISDA Master Agreement allows the Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the
Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for
information with respect to collateral practices. In addition, the Portfolio manages counterparty risk by entering into agreements only with counter-
parties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign cur-
rencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss.
When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

The Effect of Derivative Financial Instruments in the Statement of Operations
Six Months Ended April 30, 2011

Net Realized Loss From

Foreign currency exchange contracts	$ (37,164)
Net Change in Unrealized Appreciation/Depreciation on

Foreign currency exchange contracts	$ 1,326

For the six months ended April 30, 2011, the average quarterly balance of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts-US dollars purchased	1
Average US dollar amounts purchased	$ 237,631

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

As of April 30, 2011, The PNC Financial Services Group, Inc. (“PNC”),
Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”)
were the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Master LLC for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC, on behalf of the Portfolio, entered into an Investment
Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the
Portfolio’s investment advisor, an indirect, wholly owned subsidiary of
BlackRock, to provide investment advisory and administration services. The

SEMI-ANNUAL REPORT APRIL 30, 2011 39

Notes to Financial Statements (concluded) BlackRock Master International Portfolio

Manager is responsible for the management of the Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the
Portfolio pays the Manager a monthly fee at the following annual rates of the Portfolio’s average daily net assets:

Portion of Average Daily Value of Net Assets	Rate
Not exceeding $500 million	0.75%
In excess of $500 million	0.70%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid as a result of the Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
International Limited, an affiliate of the Manager. The Manager pays the subadvisor for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the six months ended April 30, 2011, the Master LLC reimbursed the Manager $640 for certain accounting services, which are included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended April 30, 2011, were $37,556,688 and $36,560,556, respectively.

5. Borrowings:

The Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November
2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31, 2009, a commitment fee of
0.10% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed
Funds rate plus 1.25% per annum on amounts borrowed. In addition, the
Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2009. Effective
November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus
1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2010. The Portfolio did not borrow under the credit agreement during the six months ended April 30, 2011.

6. Geographic, Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market
(market risk) or failure of the issuer of a security to meet all its obligations
(issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the gen-
eral economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the
Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities,
less any collateral held by the Portfolio.

As of April 30, 2011, the Portfolio had the following industry classifications:

Percent of
Long-Term
Industry	Investments
Capital Markets	11%
Pharmaceuticals	10
Wireless Telecommunication Services	8
Commercial Banks.	8
Metals & Mining	7
Machinery	7
Semiconductors & Semiconductor Equipment	6
Oil, Gas & Consumable Fuels	5
Software	5
Other*	33
*All other industries held were each less than 5% of long-term investments.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the
Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

40 SEMI-ANNUAL REPORT APRIL 30, 2011

Officers and Directors

Ronald W. Forbes, Co-Chair of the Board and Director
Rodney D. Johnson, Co-Chair of the Board and Director
David O. Beim, Director
Richard S. Davis, Director
Henry Gabbay, Director
Dr. Matina S. Horner, Director
Herbert I. London, Director
Cynthia A. Montgomery, Director
Joseph P. Platt, Director
Robert C. Robb, Jr., Director
Toby Rosenblatt, Director
Kenneth L. Urish, Director
Frederick W. Winter, Director
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Brian Schmidt, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer
Ira P. Shapiro, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Investment Management, LLC1
Plainsboro, NJ 08536

BlackRock International Limited2
Edinburgh, Scotland
United Kingdom EH3 8JB

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Providence, RI 02940

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

1 For Global Emerging Markets Fund and Latin America Fund.
2 For all Funds.

Effective November 16, 2010, Ira P. Shapiro became Secretary of the Funds and Master LLC.

SEMI-ANNUAL REPORT APRIL 30, 2011 41

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each
Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762; (2) at
http://www.blackrock.com; and (3) on the SEC’s website at
http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at
www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have
$50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover,
Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock col-
lects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or serv-
ices that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

42 SEMI-ANNUAL REPORT APRIL 30, 2011

A World-Class Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global SmallCap Fund		BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund		BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio		BlackRock Russell 1000 Index Fund
BlackRock Capital Appreciation Fund	BlackRock India Fund		BlackRock Science & Technology
BlackRock China Fund	BlackRock International Fund		Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock Global Dividend Income Portfolio	BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Latin America Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Opportunities Portfolio
Fixed Income Funds
BlackRock Bond Index Fund	BlackRock Income Portfolio†		BlackRock Short-Term Bond Fund
BlackRock Bond Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Strategic Income
BlackRock Emerging Market Debt Portfolio	BlackRock Intermediate Government		Opportunities Portfolio
BlackRock Floating Rate Income Portfolio	Bond Portfolio		BlackRock Total Return Fund
BlackRock GNMA Portfolio	BlackRock International Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Multi-Sector Bond Portfolio
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Municipal Fund		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055
2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

SEMI-ANNUAL REPORT APRIL 30, 2011 43

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by a Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see each Fund’s prospectus for a description of risks associated with global investments.

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b)
under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Emerging Markets Fund, Inc.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Emerging Markets Fund, Inc.

Date: July 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Emerging Markets Fund, Inc.

Date: July 5, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Emerging Markets Fund, Inc.

Date: July 5, 2011